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                                                                    EXHIBIT 10.1

                           @POS.COM LICENSE AGREEMENT

        This License Agreement is entered into by and among @pos.com, Inc., a Delaware corporation ("@pos"), with offices located at 3051 North First Street, San Jose, California 95134, and Welch Allyn Data Collection, Inc., a Delaware Corporation, doing business as Hand Held Products, with offices located at 4619 Jordan Road, Skaneateles Falls, New York 13153, and any subsidiaries ("HHP"), effective as of December 29, 2000 (the "Effective Date").

BACKGROUND

        A. @pos and HHP entered into a Manufacturing License and Distribution Agreement dated January 11, 2000 (the "Existing Agreement"), pursuant to which @pos granted WA rights to manufacture and distribute certain products developed by @pos. A true and accurate copy of the Existing Agreement is attached hereto as Exhibit E.

        B. @pos and HHP have determined that it is in their mutual interests to terminate the Existing Agreement and to enter into this Agreement to replace the Existing Agreement.

AGREEMENT

1. DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings:

        1.1 "@pos Products" means the @pos products known as the "1100", the "1500" and the "3100" as defined by the functional specifications for such products in the documentation included in the Deliverables as described in Exhibit A.

        1.2 "Affiliate" means any person or entity that controls, is controlled by, or is under common control with a party, by virtue of ownership of more than fifty percent of the outstanding voting securities.

        1.3 "Deliverables" means the items to be delivered by @pos to HHP, as described in Exhibit A.

        1.4 "Existing Agreement" has the meaning defined in the above
Background.

        1.5 "Financial Transaction Products" means products whose primary function is to complete a financial transaction at a point of transfer between a seller and a buyer.

        1.6 "Firmware" means the portions of the Technology consisting of software and algorithms that are embedded in integrated circuits incorporated in the @pos Products.

        1.7 "Proprietary Rights" means all patent, copyright, trade secret, know-how, mask work, and any other intellectual property rights, throughout the world, but excluding trademark rights.

        1.8 "Requirements" means the specifications and/or other requirements applicable to the Deliverables as described in Exhibit A.

        1.9 "Schedule" means the schedule for the delivery of Deliverables under this Agreement, as set forth in Exhibit A.


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        1.10 "Software" means the @pos software products known as "SDK" and
"Hide & Seek", and all modifications, improvements, and enhancements thereto developed by POS on or before the date of delivery of the last Deliverable under this Agreement (or, if earlier, on or before the date of termination of this Agreement).

        1.11 "Technology" means all specifications, designs, techniques, methods, processes, know-how, computer programs, Firmware, and algorithms, that are protected or protectable under any Proprietary Rights, that are used, embodied or incorporated in the @pos Products, and all modifications, improvements, and enhancements thereto developed by @pos on or before the date of delivery of the last Deliverable under this Agreement (or, if earlier, the date of termination of this Agreement). As used in this Agreement, the term "Technology" does not include the Software, as defined in this Agreement.

        1.12 "Transition Obligations" means, collectively, (i) the obligation of @pos to deliver the Deliverables, and (ii) the obligation of @pos to perform the training and software support services described in Section 4 of this Agreement.

        1.13 "Transition Period" means the time period between the Effective Date of this Agreement and the completion of the delivery and acceptance of the Deliverables.

2. SETTLEMENT OF AMOUNTS OWED UNDER EXISTING AGREEMENT; TERMINATION OF EXISTING AGREEMENT.

        2.1 Payment of Net Amount. The parties acknowledge that @pos has claimed that HHP owes certain royalty payments to @pos under the Existing Agreement, and that HHP has claimed that @pos owes HHP payments pursuant to certain warranty claims under the Existing Agreement. Upon signature of this Agreement, HHP agrees to pay to @pos the sum of $424,821.10, which the parties agree is the amount HHP owes @pos pursuant to the Existing Agreement. Upon signature of this Agreement, @pos agrees to pay to HHP the sum of $448,521.16, which the parties agree is the amount @pos owes HHP pursuant to the Existing Agreement. The net amount of $23,700.06 (the "Settlement Amount") shall be transferred from @pos to HHP within ten (10) business days from the Effective Date of this Agreement. Each party irrevocably waives, and agrees never to assert, any claim that the Settlement Amount is not the correct amount or that such party is owed additional compensation under the Existing Agreement.

        2.2 Termination of Existing Agreement; Release. The parties agree that the Existing Agreement is hereby terminated and shall be of no further force or effect. The parties acknowledge and agree that no party to this Agreement shall have any rights, obligations, duties, or liabilities of any nature under the Existing Agreement, even pursuant to provisions of the Existing Agreement that the Existing Agreement states shall survive termination of the Existing Agreement, except to the extent that provisions of the Existing Agreement are specifically referred to in this Agreement.

        2.3 Release. Conditioned upon payment of the Settlement Amount set forth in Section 2.1 herein, each party to this Agreement (a "Releasing Party"), for itself and its successors and assigns, hereby releases, discharges and acquits the other parties, and their directors, officers, agents, insurers, successors and assigns (collectively, the "Released Parties"), of and from any and all claims, demands, damages, rights and causes of action, whether known or unknown, that the Releasing Party has or may have against the Released Parties that are directly or indirectly related to the Existing Agreement. The above releases apply to, but are not limited to, any and all claims based upon contract, warranty, tort, or federal, state or local statutes or regulations. With respect to the above releases, the parties expressly waive all rights and remedies under any statutes providing that a general release does not extend to


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claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which, if known by him, must have materially affected his settlement with the debtor.

3. DELIVERY OF DELIVERABLES.

        3.1 Delivery of Deliverables. @pos will use its best efforts to deliver the Deliverables to HHP in accordance with the Schedule. HHP will provide such information and reasonable assistance to @pos as @pos may request from time to time to enable @pos to prepare and deliver the Deliverables. @pos agrees to reimburse HHP for out of pocket expenses due to incomplete documentation of the Software in the total agreed upon amount of $50,000. HHP hereby agrees to provide @pos with copies of all documentation created by HHP under this paragraph 3.1.

        3.2 Method of Delivery. Software and Firmware Deliverables shall be delivered by @pos to HHP in a form that will permit HHP to duplicate such Software, such as on CD, disks, or by download via the Internet. Other Deliverables shall be delivered to HHP according to HHP's reasonable instructions. Deliverables shall be labeled, organized, and complete. @pos agrees to provide assistance to HHP in replacing the Software and Firmware Deliverables in the event that the Software and Firmware Deliverables are lost or destroyed.

        3.3 Testing and Inspection. HHP will inspect and test each Deliverable within fifteen (15) days after receipt in order to verify that the Deliverable conforms to the Requirements applicable to that Deliverable. If the Deliverable conforms to the Requirements, HHP must accept the Deliverable. If the Deliverable does not conform to the Requirements, HHP shall notify @pos of the failure within the inspection and test period, which notice shall include reasonably specific and detailed information as to the nature of the problems. @pos will use its best efforts to correct any such problems and re-deliver the Deliverable to HHP within fifteen (15) days for inspection and testing under the terms of this Section. For the purpose of commencing the 15 day period during which HHP must inspect and test each Deliverable, the 15 day period will apply to each Deliverable by Payment Levels 1, 2, 3 and 4 as identified in Exhibit A and the inspection and testing period for successive Deliverables will not begin until the delivery and acceptance of the Deliverables for the previous Payment Level. Subject to the rights of the parties to terminate this Agreement pursuant to the terms of Section 6 below, this procedure will be repeated until the Deliverable has been accepted by HHP. If HHP fails to notify @pos of its disapproval of any Deliverable (or any corrected Deliverable) within the inspection and test period provided above, such Deliverable (or corrected Deliverable) will be deemed to have been accepted by HHP.

        3.4 Project Leaders; Status Meetings. Each party shall appoint a project manager, who shall be such party's primary contact for matters relating to this Agreement. Each party agrees that its project manager will be made available to meet with the other party's project manager, at all reasonable times, to discuss and report on the status and progress of such party's performance of this Agreement. Initially, David Sperduti shall act as project manager for HHP and Simon Lee shall act as project manager for @pos. Each party may change the project manager by providing written notice to the other party. Initially, the project managers will meet at least one (1) time per week, preferably on Tuesdays, until such time as HHP and @pos mutually agree to a revised meeting schedule.

        3.5 Delivery of Previous Versions. Upon the request of HHP at any time and subject to all License terms and conditions of this Agreement, @pos agrees to deliver to HHP any versions of the Software or Firmware created by @pos prior to the versions constituting the Deliverables under this Agreement, to the extent such prior versions are in the possession of @pos and can be delivered without undue effort or


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expense.

4. TRAINING & SUPPORT.

        4.1 Training. @pos shall make @pos representatives who are experts in the Technology, Software and Firmware available to HHP, for a period of two (2) weeks, to provide training to HHP's personnel and to the personnel of one (1) third-party software consultant to HHP, in the design and use of the Firmware and Software. Such training shall be conducted at a facility to be mutually agreed upon, during normal business days and hours, from January 22, 2001 through February 2, 2001, unless the parties mutually agree on a different two-week period. Travel and other out-of-pocket expenses shall be borne by each party.

        4.2. Software and Firmware Support. Upon completion of the training described in Section 4.1, @pos shall provide HHP with up to two hundred (200) hours of technical support services relating to the Firmware and Software, without charge to HHP, during @pos' normal business hours, until February 2, 2003. Such support services shall consist of, from time to time, telephone support and/or in-person support services at a facility to be mutually agreed upon by the parties. Any additional Firmware or Software support services shall be provided by @pos on such terms and conditions, and for such compensation, as the parties may agree upon.

5. COMPENSATION. As compensation for the grant of the Licenses under this Agreement, HHP will pay @pos the amounts shown on Exhibit B at the times specified in Exhibit B. If requested by HHP, @pos will provide invoices to HHP for such amounts, for HHP's records. Late payments shall be subject to a finance charge of 1.5% per month until paid. In addition, if HHP fails to pay any amount when due, @pos shall be entitled to suspend its performance of Transition Obligations under this Agreement until the amount is paid, and each date in the Schedule shall be extended for the duration of such failure to pay. All payments are to be made by HHP within 10 days of the time specified in Exhibit B.

6. TERMINATION OF AGREEMENT; EFFECT OF TERMINATION.

        6.1 Termination. This Agreement may be terminated only as follows:

               (a) Termination for Failure to Deliver and Accept Deliverables. If all of the Deliverables have not been delivered to HHP and/or not been accepted by HHP by three (3) months after the Effective Date of this Agreement, either HHP or @pos shall be entitled to initiate an arbitration action pursuant to the provisions of Section 14.8(b), in which the arbitrator shall decide all issues relating to delivery and acceptance of the Deliverables pursuant to
Section 3.3 of this Agreement. If, within thirty (30) days after the rendering of the decision by the arbitrator, all of the Deliverables have still not been delivered to HHP and accepted by HHP as may be required by the arbitrator's decision, then HHP shall be entitled to terminate this Agreement, effective upon written notice to @pos.

               (b) Termination for Failure to Make Payment. In the event of non-payment by HHP pursuant to Section 3.3 and upon completion of an arbitration proceeding pursuant to Section 6.1(a) herein, @pos shall be entitled to terminate this Agreement upon notice to HHP if HHP fails to make a payment to @pos under this Agreement within thirty (30) days after notice from @pos that the payment is delinquent.

               (c) Termination for Breach. For material breaches of this Agreement other than those described in paragraphs (a) and (b) above, either party shall be entitled to terminate this Agreement upon written notice to the other party and such breach has remained uncured for a period of forty-five (45) days after notice of such breach from such party.


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               (d) Insolvency, Etc. @pos may terminate this Agreement only during the Transition Period upon notice to HHP if (i) a receiver is appointed for HHP or its property; (ii) HHP becomes insolvent or unable to pay its debts as they mature in the ordinary course of business or makes an assignment for the benefit of its creditors; (iii) any proceedings are commenced against HHP under any bankruptcy, insolvency or debtor's relief law and such proceedings are not vacated or set aside within sixty (60) days from the date of commencement thereof.

        6.2 Consequences of Termination.

               (a) Termination Under Section 6.1(a). If this Agreement is terminated pursuant to Section 6.1(a), (i) HHP shall not be obligated to pay any additional amounts to @pos under Section 5 of this Agreement, (ii) the Licenses granted by @pos to HHP pursuant to this Agreement shall terminate, (iii) @pos shall not be required to perform any remaining Transition Obligations, (iv) HHP shall promptly return to @pos the Technology, Software, Firmware and Deliverables and all copies, records and documents derived therefrom to @pos, and (v) @pos will refund all amounts paid by HHP pursuant to Section 5 of this Agreement on condition that HHP is not in breach of any arbitrators decision or other terms of this Agreement within thirty (30) days of written notice by HHP.

               (b) Termination For Other Reasons, If is Agreement is terminated by either party for any reason other than pursuant to Section 6.1(a) during the Transition Period, then (i) the Licenses granted by @pos to HHP pursuant to this Agreement shall immediately terminate, (ii) @pos shall not be required to perform any remaining Transition Obligations, and (iii) HHP shall promptly return to @pos all Deliverables delivered by @pos to HHP pursuant to this Agreement, and any other records and documents that embody, incorporate or include the Technology, Software, or Deliverables, and all copies thereof.

               (c) Survival. The provisions of the following sections of this Agreement shall survive any termination of this Agreement: Section 2 ("Settlement of Amounts Owed Under Existing Agreement; Termination of Existing Agreement"), Section 7 ("Ownership of Proprietary Rights"), Section 10.5 ("Disclaimer of Other Warranties"), Section 11 ("Indemnification"), Section 12 ("Confidential Information"), Section 13 ("Limitation of Liability"), and
Section 14 ("General Provisions").

               (d) Other Remedies. This provision shall not be construed as limiting any other remedies of either party relating to termination of the Agreement.

7. OWNERSHIP OF PROPRIETARY RIGHTS.

        7.1 @pos Ownership. Subject only to the Licenses granted to HHP under this Agreement, and subject to the provisions of the remainder of this Section 7, as between the parties, @pos shall own all right, title and interest in and to the Technology, the Software and the Deliverables, and any modifications, improvements, updates or revisions to any of the Technology, Software, or Deliverables that are embodied or included in the Deliverables delivered to HHP pursuant to this Agreement or that are otherwise created by @pos, and all Proprietary Rights relating to any of the above.

        7.2 Joint Ownership. The parties acknowledge and agree that @pos and HHP shall jointly own the following, and all Proprietary Rights thereto: (i) the technology described on Exhibit C attached to this Agreement, and (ii) any modifications, improvements, updates or revisions to any of the Technology, Software, or Deliverables, that are jointly developed by @pos and HHP and that are embodied or included in the Deliverables delivered to HHP pursuant to this Agreement (collectively, the "Jointly Owned Technology").


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               (a) Use of Jointly Owned Technology. @pos and HHP each
acknowledge and agree that the other party is free to use, exploit, commercialize, and dispose of such Jointly Owned Technology without compensating or accounting to the other party in any way. Any patents applied for or issued relating to Jointly Owned Technology shall be applied for and issued in the names of both @pos and HHP. The parties shall share equally in the costs and expenses of prosecuting and maintaining any such jointly owned patents.

               (b) Jointly Owned Concepts. The parties agree that, where Jointly Owned Technology consists of a concept or idea but not a reduction to practice of the concept or idea, both parties shall be free to independently create their own reductions to practice of such concept or idea and the creating party shall exclusively own any such reductions to practice that it has created or does create. In that event, neither party shall have the right to make, use or sell products that utilize the other party's reductions to practice, but a party shall remain free to make, use and sell products that utilize its own independent reductions to practice of the underlying jointly owned concept or idea. Each party agrees never to claim or assert that the making, use or sale of products by the other party, based upon such other party's independent reductions to practice of jointly owned concepts, infringes any patents held by such party on its own reductions to practice of such jointly owned concepts.

        7.3 Improvements Solely by One Party During Transition Period. The parties acknowledge and agree that any modifications, improvements, updates or revisions to any of the Technology, Software, or Deliverables, that are embodied or included in the Deliverables delivered to CEP pursuant to this Agreement and that are created solely by @pos during the performance of this Agreement , and all Proprietary Rights thereto, shall be owned exclusively by @pos, but are included within the definitions of those terms in this Agreement, and are therefore included in the matters licensed to HHP under Section 8 of this Agreement. The parties acknowledge and agree that any modifications, improvements, updates or revisions to any of the Technology, Software, or Deliverables, created solely by HHP during the performance of this Agreement, and all Proprietary Rights thereto, shall be owned exclusively by HHP;
provided, however, that ownership of the original Technology, Software, and Deliverables shall at all times remain with @pos.

        7.4 Improvements After Transition Period. The parties acknowledge and agree that any modifications, improvements, updates or revisions to any of the Technology, Software, or Deliverables created solely by one party after the delivery of the final Deliverable under this Agreement (or after termination of this Agreement), and all Proprietary Rights thereto, shall be owned exclusively by the creating party. It is understood and agreed that, notwithstanding HHP's ownership of modifications, improvements, updates or revisions it may create, ownership of the original Technology, Software, and Deliverables shall at all times remain with @pos.

        7.5 Assistance. Each party agrees that it will, upon request of the other party (but at the expense of the other party), take all actions and execute all assignments, declarations and other documents that may be reasonably necessary in order to permit the other party to obtain, perfect, and maintain its Proprietary Rights in and to the items that are owned or jointly owned by such party pursuant to the terms and conditions of this Section 7.

8. LICENSES.

        8.1 Licenses. Subject to the restrictions in this Section 8 and the other terms and conditions of this Agreement, @pos hereby grants HHP the following non-exclusive, worldwide, perpetual licenses (together, the "Licenses"), which shall be royalty-free subject only to the payments required to be made pursuant to


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Section 5 and the payments that may be required to be made pursuant to Section
8.6:

               (a) a license, under @pos' Proprietary Rights to the Technology, to develop, make, have made, use, sell and maintain Financial Transaction Products that utilize, incorporate, or are based upon the Technology, in whole or in part, either alone or combined with other technology (the "Hardware License");

               (b) a license, under @pos' Proprietary Rights to the Software, to use, copy and distribute the Software, and to modify and prepare derivative works based upon the Software, in whole or in part, either alone or combined with other technology (the "Software License");

               (c) a license, under @pos' Proprietary Rights to the Deliverables, to use the Deliverables in the exercise of the rights granted in paragraphs (a) and (b) above, including the right to distribute Financial Transaction Products by means of sublicenses as set forth in Section 8.5 herein.

        8.2 License Limited to Financial Transaction Products. It is specifically understood and agreed that the Hardware License does not include, and HHP shall not have the right, to develop, make, have made, use, sell or maintain products that utilize, incorporate, or are based upon the Technology, in whole or in part, that are not Financial Transaction Products. @pos hereby agrees to license to HHP in the future and to negotiate in good faith and on reasonable terms the Technology for products that utilize, incorporate, or are based upon the Technology, in whole or in part, that are not Financial Transaction Products at terms that are no less favorable than @pos has licensed the Technology to third parties.

        8.3 Source Code Restrictions. Except for the SDK Software, HHP may distribute Software only in object code form, and HHP shall not be entitled to distribute, publish, or otherwise disclose the source code form of the Software, except that HHP may distribute the source code when the end user requires the source code to enable use of the Financial Transaction Products. In such case, HHP shall enter into a license, confidentiality and non-disclosure agreement with the end user to prohibit the further distribution, publication, or other disclosure of the source code. HHP may distribute the SDK Software in either object code or source code form.

        8.4 Assignment and Transfer of Licenses. HHP shall not be entitled to assign or transfer the Licenses, or any of its rights under the Licenses, except in connection with an assignment of this Agreement specifically permitted under the terms of Section 14.2 below.

        8.5 Sublicensing. HHP shall be entitled to grant sublicenses under the Licenses only as follows:

               (a) To Manufacturers. HHP shall be entitled to grant sublicenses under the Hardware License and the Software License to third party manufacturers only to the extent necessary to enable them to manufacture Financial Transaction Products for HHP, provided the third party manufacturer has signed an agreement to maintain the confidentiality of the Technology.

               (b) To End-Users & Resellers. HHP shall be entitled to grant to end-users and resellers sublicenses to use the Software, as incorporated in HHP's Financial Transaction Products, provided (i) only object code is provided to the end-user and reseller (except that SDK Software source code may be provided to the end-user), and (ii) the sublicense agreement prohibits the end-user from copying (except for archival or backup purposes) or distributing the Software and prohibits all end-users and resellers from reverse engineering or decompiling the Software (except SDK Software).


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               (c) Implied Sublicenses. Any sale of a Financial Transaction
Product by HHP that incorporates Firmware includes an implied license to the end-user to use the software embodied in such Firmware in conjunction with the end-user's use of such Financial Transaction Products.

        8.6 Limitations on Distribution of Firmware & Software. HHP may distribute the Software and Firmware only along with or incorporated into Financial Transaction Products, and HHP shall not be entitled to distribute Software or Firmware independently of hardware products. Further, HHP agrees, as both a covenant and as a condition to the Licenses, that unless @pos and HHP have entered into a separate written agreement specifying the royalties to be paid by HHP to @pos for such distribution, HHP will not distribute any of the Software or Firmware, or any portions thereof or derivative works based thereon, along with or incorporated into any hardware products except (i) the @pos Products, or (ii) Financial Transaction Products created by HHP. In the event HHP wishes to distribute the Software or Firmware along with or incorporated into Financial Transaction Products other than those described above, HHP will inform @pos and the parties shall negotiate in good faith to agree upon the royalties to be paid by HHP and the terms and conditions applicable to payment of such royalties.

        8.7 Trademarks. Financial Transaction Products sold or otherwise distributed by HHP pursuant to the exercise of its Licenses shall be distributed by HHP under its own trademarks, and no license or right to use @pos trademarks is granted under this Agreement.

        8.8 Marking. HHP agrees to mark Financial Transaction Products sold or otherwise distributed by HHP with the appropriate patent and copyright markings in accordance with US laws. @pos agrees to supply HHP with the appropriate information sufficient to allow HHP to mark the Financial Transaction Products.

9. ADDITIONAL COVENANTS & AGREEMENTS.

        9.1 Manufacturing, by UIC. HHP agrees not to prohibit, restrict, or discourage UIC from manufacturing products for @pos to enable @pos to supply products to IBM solely pursuant to the existing contract between @pos and IBM.

        9.2 Use of Tooling. @pos agrees to allow HHP's manufacturer or suppliers to use the tooling described on Exhibit D (the "Tooling"), without charge, in connection with the manufacture of hardware products for HHP, pursuant to HHP's exercise of its rights and performance of its duties under this Agreement. Such Tooling shall remain at the facilities of the manufacturer or suppliers currently used by HHP and title to the Tooling shall at all times remain with @pos. @pos agrees to maintain the tooling at all times. HHP and @pos agree to cooperate in determining reasonable allocations of use of the Tooling for @pos products and HHP products. @pos warrants to HHP that the Tooling has a total remaining useful life of at least 50,000 pieces for each @pos product such warranty is limited to 36 months from the date of this Agreement. HHP and @pos agree that no changes will be made to the tooling without the prior written consent of the other party, such consent shall reasonably not be withheld. OTHERWISE, @POS MAKES NO REPRESENTATIONS OR WARRANTIES TO HHP CONCERNING THE TOOLING, ITS PERFORMANCE, ITS SUITABILITY, ITS FREEDOM FROM DEFECTS, OR THE RESULTS THAT MAY BE OBTAINED FROM THE USE OF THE TOOLING, except that @pos agrees to indemnify and hold harmless HHP for any personal injury or death that may occur while the Tooling is used in standard operating conditions.

        9.3 Customer Support and Warranty Obligations.

               (a) Definitions. As used in this Section 9.3, the term "Support Obligations" means all



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training, technical support, and other similar obligations to third parties, pursuant to contracts entered into in connection with the sale of products. As used in this Section 9.3, the term "Warranty Obligations" means all obligations to field warranty calls and inquiries, visit sites, make repairs, accept returns, deliver replacements, make installations, and other similar obligations to third parties, pursuant to contracts entered into in connection with the sale of products.

               (b) @pos Obligations. @pos acknowledges that it is solely responsible for, and/or hereby assumes and agrees to perform, at its expense, all Support Obligations and Warranty Obligations with respect to the following products: (a) @pos Products sold by @pos prior to January 11, 2000, and (b) @pos Products sold by @pos to @pos customers after January 11, 2000.

               (c) HHP Obligations. HHP acknowledges that it is solely responsible for, and/or hereby assumes and agrees to perform, at its expense, all Support Obligations and Warranty Obligations with respect to the following products: @pos Products sold by either @pos or HHP after January 11, 2000 to companies that are currently HHP customers or to any companies that become HHP customers after the Effective Date of this Agreement. A company shall be deemed to be an "HHP customer" if HHP has sold @pos Products to such company, or has entered into an agreement with such company to do so.

        9.4 Right of First Negotiation and Right of First Refusal on Sale of Technology.

               (a) First Negotiation & First Refusal. Subject to the terms of this Section 9.4, if, on or before the date of the expiration of all U.S. patents that are embodied in the Technology that are now existing or applied for before the Effective Date of this Agreement, @pos proposes to sell title to any of the Technology or any tooling or other manufacturing items related thereto, then @pos shall give HHP advance notice and the opportunity to negotiate for the purchase of said Technology. If, within thirty (30) days after the start of such negotiations, the parties do not agree upon the price and terms for the sale of such Technology to HHP, @pos shall be free to negotiate with third parties for the sale of such Technology and to sell such Technology to third parties; provided, however, that @pos shall not thereafter sell such Technology to a third party upon terms and conditions that are more favorable to the purchaser than those last offered to HHP, without first offering such more favorable terms to HHP. HHP shall have ten (10) days after notification by @pos of such more favorable terms to notify @pos of HHP's acceptance or rejection of such more favorable terms. If HHP notifies @pos of HHP's acceptance of such more favorable terms within such period, @pos and HHP shall immediately prepare and execute a definitive agreement for the sale of such Technology to HHP on such terms and conditions. If HHP does not notify @pos of HHP's acceptance of such more favorable terms within such period, @pos shall be free to sell such Technology on such terms, or on other terms no more favorable to the purchaser.

               (b) Exempt Transfers. Notwithstanding the provisions of paragraph
(a) above, the following transfers of title to Technology or tooling or other manufacturing items related thereto will be exempt from HHP's Right of First
Refusal: (i) any transfer of Technology to an Affiliate of @pos (or to an entity that will be an Affiliate of @pos following the transfer), provided that the transferee agrees in a writing satisfactory to HHP that HHP's Right of First Refusal shall apply to any further sale of title to the Technology by the Affiliate; (ii) any transfer of the Technology made pursuant to a statutory merger or consolidation of @pos with or into another corporation or corporations (in which case the Right of First Refusal will continue to apply thereafter to the Technology in the hands of the successor corporation); (iii) any transfer of Technology pursuant to bona-fide foreclosure of a security interest or lien held by a third party in the Technology (in which case the Right of First Refusal will continue to apply to the Technology in the hands of the transferee).

               (c) Survivability of HHP's Use of Tooling. Notwithstanding the provisions of paragraphs (a) and (b) above, in the event of any transfer or sale of the Technology by @pos to a third party, HHP shall retain the right to use of the tooling pursuant to this Agreement.

        9.5 Insurance. @pos and HHP shall each secure and maintain comprehensive general liability insurance covering each occurrence of bodily injury and property damage in an amount of not less than $2,000,000 combined single limit with endorsements for (a) products and completed operations, (b) blanket contractual liability (deleting any exclusion for products and completed operations liability), and (c) broad form vendor's liability. @pos and HHP shall each furnish to the other party, upon request, a certificate of insurance issued by the carrier evidencing the foregoing endorsements, coverage, and limits, and stating that such insurance shall not be cancelable without at least thirty (30) days written notice to the other party.

10. REPRESENTATIONS & WARRANTIES. The parties make the following representations and warranties:

        10.1 Organization: Good Standing. Each party represents and warrants to the others that such party is a corporation duly organized, validly existing and in good legal standing under the laws of its state of incorporation. @pos is duly qualified to transact business in the State of California.

        10.2 Authority. Each party represents and warrants to the others that such party has full corporate power and authority to enter into this Agreement and to perform its obligations under this Agreement, and that this Agreement has been approved by the board of directors of such party if such approval is required.

        10.3 Binding Effect. Each party represents and warrants to the others that, when executed and delivered by such party, this Agreement will constitute a valid and binding obligation of such party, enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy and insolvency laws, and laws affecting creditors' rights generally, and subject to the availability of specific performance or other equitable relief.

        10.4 Litigation. Each party represents and warrants to the others that there are no actions, proceedings or investigations pending against or affecting such party, and, to the best of its knowledge, there has been no threat thereof, which could cause this Agreement to be made null and void or not have the intended effect.

        10.5 Disclaimer of Other Warranties. EXCEPT AS SPECIFICALLY OTHERWISE PROVIDED IN THIS SECTION 10, THE TOOLING, TECHNOLOGY, THE SOFTWARE, AND THE DELIVERABLES (ONCE ACCEPTED BY HHP PURSUANT TO THE PROVISIONS OF SECTION 3.3) SHALL BE PROVIDED BY @POS "AS IS" WITHOUT ANY WARRANTIES, INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. IN PARTICULAR, HHP ACKNOWLEDGES THAT @POS DOES NOT GIVE ANY WARRANTY THAT THE TOOLING, TECHNOLOGY, SOFTWARE, OR DELIVERABLES WILL BE FREE FROM ERRORS OR FREE FROM DEFECTS, SUCH AS DEFECTS IN DESIGN.

        10.6 Right to Transfer. @pos represents and warrants that it owns all right, title and interest in and to the @pos Products, Technology, Firmware and Software.

        10.7 Infringement of Third Parties' Rights. @pos represents and warrants that, to the best of its knowledge, @pos knows of no notices or claims of infringement regarding the @pos Products,

Technology, Firmware or Software, except those notices or claims of infringement that are publicly disclosed.

11. INDEMNIFICATION.

        11.1 By @pos. @pos agrees to indemnify and hold HHP harmless from and against any claims, liabilities, damages, costs, and expenses (including reasonable attorney fees), that HHP may incur as a result of any claim by a third party that the Technology or the Software infringes the patent rights and/or copyrights of such third party. @pos' obligations under this paragraph shall apply only if HHP notifies @pos promptly of any such claim, turns over control of the defense of such claim to @pos, does not settle or compromise any such claim without the prior written consent of @pos, and cooperates in the defense of such claim at the expense of @pos. The obligations of @pos under this paragraph shall not apply to claims of infringement arising out of or resulting from (a) any modifications, updates or revisions to the Technology or Software not created by @pos, or (b) the use of any Technology or Software in conjunction with items not furnished by @pos, if use of the Technology or Software without such other items would not infringe. Notwithstanding the above, the obligations of @pos pursuant to this paragraph shall not apply to Jointly Owned Technology.

        11.2 By HHP. HHP agrees to indemnify and hold @pos armless from and against any claims, liabilities, damages, costs, and expenses (including reasonable attorney fees), that @pos may incur as a result of any claim by a third party that (a) the patent rights and/or copyrights of such third party are infringed by (i) any modifications, updates or revisions to the Technology or the Software created by HHP, or (ii) the designs or other aspects of any products with which the Technology or the Software are used or into which they may be incorporated, or (b) products manufactured by or for HHP using the @pos Tooling, whether such claim is based upon warranty, tort, strict liability, or any other legal theory, except to the extent that such claim is based upon @pos tooling. HHP's obligations under this paragraph shall apply only if @pos notifies HHP promptly of any such claim, turns over control of the defense of such claim to HHP, does not settle or compromise any such claim without the prior written consent of HHP, and cooperates in the defense of such claim at the expense of HHP. The obligations of HHP under this paragraph shall not apply to claims of infringement arising out of or resulting from the use of any HHP designs or products, or HHP modifications, updates or revisions to the Technology or Software in conjunction with items not created by HHP, if use of HHP's designs, products, modifications, updates or revisions without such other items would not infringe. Notwithstanding the above, the obligations of HHP pursuant to this paragraph shall not apply to Jointly Owned Technology.

12. CONFIDENTIAL INFORMATION. The parties agree to enter into a separate agreement pursuant to which each party will agree not to disclose any of the other party's confidential information to third parties, and not to use such confidential information for unauthorized purposes, prior to January 31, 2003.

13. LIMITATION OF LIABILITY. NEITHER PARTY WILL BE LIABLE TO THE OTHER UNDER THIS AGREEMENT FOR ANY CAUSE OF ACTION, WITHER IN CONTRACT, WARRANTY, TORT, OR OTHERWISE, FOR ANY INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOSS OF REVENUE OR PROFITS) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE BREACH THEREOF. IN NO EVENT SHALL THE LIABILITY OF @pos TO HHP UNDER THIS AGREEMENT, FOR INDEMNIFICATION OR FOR ANY OTHER CLAIM, SUIT, OR CAUSE OF ACTION RELATING IN ANY WAY TO ANY ITEMS OR SERVICES PROVIDED BY @pos UNDER THIS AGREEMENT, EXCEED THE AMOUNT HHP HAS PAID @POS UNDER THIS AGREEMENT. IN NO EVENT SHALL THE LIABILITY OF HHP TO @POS UNDER THIS AGREEMENT, FOR INDEMNIFICATION OR FOR ANY OTHER CLAIM, SUIT, OR CAUSE OF

ACTION RELATING IN ANY WAY TO ANY ITEMS OR SERVICES PROVIDED BY HHP UNDER THIS AGREEMENT, EXCEED THE AMOUNT HHP HAS PAID @POS UNDER THIS AGREEMENT.

14. GENERAL PROVISIONS.

     14.1 Independent Contractors. The parties hereto are independent contractors and no agency, partnership, joint venture, or other relationship shall be created or implied by this Agreement.

     14.2 Assignment. Neither party may assign this Agreement without the prior written consent of the other party, which may not be unreasonably withheld; except that either party shall be entitled to assign this Agreement to an Affiliate without consent unless such Affiliate is a competitor of the other party.

     14.3 Amendment and Waiver. This Agreement may not be amended except by a written instrument signed by both HHP and @pos. No waiver of a breach or default shall be effective unless evidenced by a writing signed by the party entitled to the benefit of the provision breached. No waiver of a breach or default shall be deemed a waiver of any subsequent breach or default.

     14.4 Entire Agreement. This Agreement, the attached Exhibits and any document or agreement executed by the parties pursuant to this Agreement constitute the entire understanding, agreement, and contract of the parties with respect to their subject matter and supersede all prior agreements or understandings, written or oral, among the parties with respect thereto. No party shall be liable or bound to the other in any manner by any warranty, representation, or covenant contained in any such prior agreement, understanding, or contract except as specifically set forth in this Agreement.

     14.5 Severability. If the application of any provision of this Agreement shall be held to be invalid or unenforceable by any court of competent jurisdiction, then (i) to the extent feasible, such provision shall be reformed in a manner that makes it enforceable and which accomplishes the intention of the parties as clearly as possible, and (ii) the validity and enforceability of other provisions of this Agreement shall not in any way be affected or impaired thereby.

     14.6 Notices. All notices under this Agreement shall be in writing and shall be deemed given (i) on the same day if delivered in person, or (ii) on the third business day if sent by certified mail, return receipt requested, to the president of the party at its address shown in this Agreement. Either party may change its address for notice purposes by notifying the others of the new address in accordance with the above notice procedure.

     14.7 Governing Law. This Agreement shall be construed in accordance with and governed by the internal laws of the State of Delaware.

     14.8 Dispute Resolution.

          (a) Negotiation. The parties shall attempt to resolve any and all disputes between them arising out of or relating to this Agreement by good faith negotiation.

          (b) Arbitration. If, within thirty (30) days after any dispute arises, the parties are unable to resolve the dispute through negotiation, all such disputes shall be submitted to binding arbitration by either party. The parties agree that, if they are unable to resolve a dispute by negotiation, such arbitration shall be the exclusive means of resolving such dispute, and each party waives the right to trial by jury.

Such arbitration shall be conducted under the Commercial Arbitration Rules of the American Arbitration Association (the "AAA") in Chicago, Illinois. The matter shall be heard by a single arbitrator if the parties mutually agree upon an arbitrator within thirty (30) days. Otherwise, each party shall select one independent, neutral arbitrator from a list to be provided by the AAA. A party may not contact separately any arbitrator except in a writing also provided to the other party. The arbitrator(s) shall be empowered to reasonably limit discovery in the arbitration proceedings. The arbitrator(s) shall award costs and reasonable attorney fees to the prevailing party. Any arbitration award may be enforced by any court having jurisdiction over a party or its property.

          (c) Litigation. The parties agree that any matters relating to arbitration for which judicial assistance is requested or required shall be brought only before a court, whether federal or state, in any state which has jurisdiction. The prevailing party in any such suit shall be awarded costs and reasonable attorney fees.

     14.9 Force Majeure. Neither party will be liable for, or be considered in breach of or default under this Agreement on account of any delay or failure to perform as required by this Agreement (other than an obligation to pay money) as a result of any causes or conditions beyond such party's reasonable control (a "Force Majeure Event") including but not limited to fire, earthquakes, storms, flood, strikes, riots, war, and acts, delays or failures to act by the other parties or any third party. Any breach of this Agreement shall be excused for the duration of any such Force Majeure Event.

     14.10 Taxes. HHP shall be solely liable for payment of any federal, state, local or other taxes that may apply or be imposed by any governmental authority arising out of this Agreement (except for taxes based upon the net income of @pos).

Signatures

     For the purpose of binding the parties to this License Agreement, their authorized representatives have executed in duplicate originals by signing their names below.

@pos.com, Inc.                           HAND HELD PRODUCTS
By: /s/ LLAVAN FERNANDO                  By: /s/ KEVIN R. JOST         12/29/00
    -------------------------                ----------------------------------
Llavan Fernando CEO & CTO                    President & CEO
-----------------------------            --------------------------------------
Name and Title                           Name and Title


                                         WELCH ALLYN DATA COLLECTION, INC.

                                         By: /s/ KEVIN R. JOST         12/29/00
                                             ----------------------------------
                                             President & CEO
                                         --------------------------------------

                                 Name and Title

                     TRANSITION PLAN - PAYMENT & CHECKLIST
                              EXHIBIT A-1 12/27/00

                                             Payment   Delivery   Accept.
Item  @POS Transition Plan                    Level      Date      Date        Comments
----  --------------------                   -------   -------    ------       --------
 1    EXECUTION OF AGREEMENT                    1

 2    3100 DOCUMENTATION                        1
        Released Product Specification

 3    1500 DOCUMENTATION
        Released Product Specification          1

 4    TRANSFER OF 3100/1500 FIRMWARE AND        1
      SOFTWARE SOURCE CODE





(1) Final Acceptance Date:_______ HHP Signature___________ @pos Signature______


                                     1 of 8

                     TRANSITION PLAN - PAYMENT & CHECKLIST
                              EXHIBIT A-1 12/27/00

                                             Payment   Delivery   Accept.
Item  @POS Transition Plan                   Level       Date      Date        Comments
----  --------------------                   -------   --------   -------   ----------------
      3100 Product Specification Updated        2
      1500 Product Specification Updated        2
      @POS WILL ASSIST HHP IN DOWNLOADING       2
      AND COMPILING ANY SOFTWARE SOURCE CODE
      WHICH WAS TRANSFERRED IN ITEM 4 OF THIS
      CHECKLIST
 5    3100 HARDWARE
      New Board Spin Complete                   2
      2 Unit Prototype build                    2
      Complete 10 unit build                    2
      Proto/Eval./Debug DVT board               2
      "Written qual plan provided to HHP,       2
      based on released MRD/prod. Spec
      Consensus on Qual Plan                    2
      Qualification testing complete            2
      Review and acceptance of qual results     2
      Second Round Cleanup Layout               2
      De-bug and qual 2nd layout                2
      Review and acceptance by HHP              2
 6    ECO MECHANICAL CHANGES
      Resolve open issues                       2
      Establish Cost impact                     2
      Qualification of changes                  2
      Implementation Agreement                  2


(1) Final Acceptance Date:_______ HHP Signature_________ @pos Signature_________

                                     2 of 8

                     TRANSITION PLAN - PAYMENT & CHECKLIST
                              EXHIBIT A-1 12/27/00

                                                        Payment     Delivery     Accept.
Item      @POS Transition Plan                           Level        Date        Date        Comments
----      ---------------------                         -------     --------     -------      --------
7         INVERTER BOARD APPROVAL                          2

          ERG Samples to @POS                              2

          Document from ERG                                2

          @pos testing complete                            2

          Review data with HHP                             2

          @pos Disapproved samples not                     2
          meeting spec

          @POS identify solution for                       2
          inverter board and approval
          by HHP

          @POS deviation for 5K+ inverter boards           2

8         RS-232/RS485 TRANSCEIVER/KEY INJECTION           2

9         LCD ISSUE RESOLUTION - Need disposition          2                                  1)
          on current Hoyu PO successfully resolved
          to HHP's satisfaction. Need HHP approval
          on NanYa samples. Need drawing and/or
          spec ECOed to include definition of
          color/contrast to prevent this from
          happening again

10        UPDATE TO CLARIFY PASS/FAIL AT TEST (FW)          2

11        3100 FIRMWARE/SOFTWARE

          Firmware/software documentation complete          2
          per Exhibit D

          Software training for HHP and third party         2

(1) Final Acceptance Date:________ HHP Signature________ @pos Signature_________

                                     3 of 8

                     TRANSITION PLAN - PAYMENT & CHECKLIST
                              EXHIBIT A-1 12/27/00

                                        Payment   Delivery   Accept.
Item   @POS Transition Plan              Level      Date      Date     Comments
----   ---------------------            -------   --------   -------   ---------
 12    1500 HARDWARE

       Block diagram                       2

       Field Data/Warranty returns         2
       summary

 13    1500 HARDWARE DESIGN REVIEW

       Design review on 1/9-10/01          2

       Review block diagram                2

       Review schematic/BOM                2

       Review Mechanical assembly          2

       Review quasL test plan and          2
       results/reports

       Review field data/warranty          2
       returns

       "Resolution of design issues        2
       uncovered, and qualification of
       corrective action"

       HHP acceptance of review and        2
       resulting corrective actions

 14    1500 AGENCY APPROVALS

       UL file update - what needs to      2
       be done?

       5 units sent from HHP to @POS       2

       "Conduct CE testing w/220v pwr      2
       supply, long cable"

       Review and acceptance of QuasL      2
       results

       HHP as mult. Listing/@POS file      2

       Qual/Agency reports and certs       2
       to HHP

 15    1500 FIRMWARE/SOFTWARE              2

       Firmware/software documentation     2
       complete per Exhibit D

       Software training for HHP and       2
       third party

(1) Final Acceptance Date:________ HHP Signature_________ @pos Signature________

                                     4 of 8

                     TRANSITION PLAN - PAYMENT & CHECKLIST
                              EXHIBIT A-1 12/27/00

                                                      Payment  Delivery   Accept.
Item      @POS Transition Plan                         Level     Date      Date           Comments
----      --------------------                        -------  --------   -------         --------
 16       3100 AGENCY APPROVALS

          ESD Testing                                    3

          FCC                                            3

          UL                                             3

          CE                                             3

          HHP to be added to UL File                     3

          Qual./Agency reports and certs to HHP          3

          HHP needs FCC, CE Test reports with            3
          HHP name and declaration

(1) Final Acceptance Date:_______ HHP Signature___________ @pos Signature______

                                     5 of 8

                     TRANSITION PLAN - PAYMENT & CHECKLIST
                              EXHIBIT A-1 12/27/00

                                                      Payment  Delivery   Accept.
Item      @POS Transition Plan                         Level     Date      Date     Comments
----      --------------------                        -------  --------   -------   --------
 17       3100 DOCUMENTATION

          Configuration/Sell Sheets                      3

          Manual Updated- file provided                  3

          "Cable drawings need mfr, mfr p/n info         3

          Update component drawing                       3

          Provide current documentation status           3
          (index/checklist)

          Continue Update component drawing              3

          Assembly Drawings/BOM                          3

          Current Component Drawings                     3

          ECOs for Drawing/Document                      3

          "Deviations, active and 1 yr history"          3

          Native CAD files                               3

          Gerber file                                    3

          Current Sch. Dwg and native CAD file           3

          Test Specification                             3

          Test Procedures                                3

          Manufacturing Methods/work instructions        3

          Test and Tooling drawings and native           3

          Receiving/Inspection criteria/tests            3

          Index of document/revisions and sign-off       3


(1) Final Acceptance Date:     HHP Signature         @pos Signature
                          -----             ---------               ------------


                                     6 of 8

                     TRANSITION PLAN -- PAYMENT & CHECKLIST
                              EXHIBIT A-1 12/27/00

                                                  Payment       Delivery   Accept.
Item   @POS Transition Plan                        Level          Date      Date      Comments
----   ---------------------                      -------       --------   -------    --------
18     1500 DOCUMENTATION                             3
       Configuration/Sell Sheets                      3
       Manual Updated - file provided                 3
       "Cable drawings need mfr, mfr p/n info         3
       Update component drawing                       3
       Provide current documentation status           3
       Continue Update component drawing              3
       Assembly Drawings/BOM                          3
       Current Component Drawings                     3
       ECOs for Drawing/Document                      3
       "Deviations, active and 1 yr history"          3
       Native CAD files                               3
       Gerber file                                    3
       Current Sch. Dwg and native CAD file           3
       Test Specification                             3
       Test Procedures                                3
       Manufacturing Methods/work instructions        3
       Test and Tooling drawings and native           3
       Receiving/inspection criteria/tests            3
       Index of document/revisions and sign-off       3


(1) Final Acceptance Date:______ HHP Signature_________ @pos Signature__________

                                     7 of 8

                     TRANSITION PLAN - PAYMENT & CHECKLIST
                              EXHIBIT A-1 12/27/00

                                                  Payment       Delivery   Accept.
Item   @POS Transition Plan                        Level          Date      Date      Comments
----   --------------------                       -------       --------   -------    --------
19     3100/1500 FINAL HAND-OFF

       All new request are frozen as of               3
       February 1, 2001

       HHP assumes total responsibility for           4
       Component Eng when HW and SW
       transition is complete for both products

       Firmware/Software sign-off on Exhibit D        4
       'Software Transition Plan'

       All required training is complete. HHP and     4
       @POS have agreed on method for 200
       hours of support service


(1) Final Acceptance Date:_________ HHP Signature________ @pos Signature________

                                     8 of 8

                                   DOCUMENTS
                                  EXHIBIT A-2

@POS Documents

In order to establish a configuration baseline, we identified the following types of documentation in March '00 (this list adds deviations, adds/clarifies
ECOs):

1.   Released product/performance spec
2.   Configuration sheets/sell sheets
3.   Current schematic
4.   Assembly drawings, BOMs for each configuration. Current component drawings
5.   Latest ECO for each drawing/document
6.   Current test specs
7.   Test and tooling drawings
8.   Software files
9.   Current PCB files
10.  Incoming inspection criteria, test for critical component "features"
11.  Manufacturing method sheets/work instructions
12.  Test procedures
13.  Packaging spec
14.  Qualification/agency reports and certifications
15.  Current deviations
16. Index/list of all drawings and documents provided, with their current revision indicated.

                       3100/1500 Software Transition Plan
                              Exhibit A-3 12/08/00



- @POS to provide ALL necessary firmware, SDK's and documentation. Reference `Summary of PW1500 and PW3100 Source Code' sections 1-5. Target Completion 12/21.

- @POS will transfer software detailed design document that includes data flow diagrams and block diagrams.

- HHP will review firmware, SDK and documentation to become familiar. Target Completion 1/19/01.

- @POS to provide `one time' training to HHP and selected third party software company. Training would be targeted for 1/22-2/2 2001.

- Upon completion of the training, @POS will provide 200 hours of software support for the next two years at no cost.

- After the two year software support has expired a contract fee will be implemented on new initiatives.

- Transfer of the source code and documentation will be in a way that HHP can duplicate or transfer into a development system (CD, Disks, Web download).

- Information being transferred needs to be organized, labeled and complete.

-       Weekly reviews will be conducted to assure proper information exchange.



SUMMARY OF PWI500 and PW3100 SOURCE CODE

1. SOFTWARE DEVELOPMENT KIT VERSION 4.3 (distributed with PW1500)

The following lists the items that get installed for a 16 and 32-bit installation that HHP would need the source code:

readme.txt - 12/9/99

license.txt - 12/10/99

sigbox.ocx - 04.30.0001- 10/6/99 (225kb) or latest version

SIGBOX16.0CX - 4.30.0001

SAMPLES:
  32-bit
        padcom-msr, padcom-pinpad, sigbox-vb (graphics, msr, paddthru, pinpad, sig), sigbox-vc

PADCOM-4.30.00005: 16 Bit & 32 Bit - padcom.h - 12/3/99
   Borland
        DOS - padcomdl.lib, padcomdm.lib, padcomds.lib - 12/3/99
        Win16 - padcomwl.lib, padcomwm.lib, padcomws.lib, padcomww.lib - 12/3/99 Win32 - padcomw.lib - 12/3/99 microsoft
        DOS - padcomdl.lib, padcomdm.lib, padcomds.lib - 12/3/99
        Win16 - padcomwl.lib, padcomwm.lib, padcomws.lib, padcomww.lib - 12/3/99 Win32 - PADCOMw.lib, PADCOMwt.lib - 12/3/99

SIGKIT-4.30.00005: 16 Bit & 32 Bit - sigkit.h - 12/2/99
   Borland
        DOS - sigkitdl.lib, sigkitdm.lib, sigkitds.lib - 12/3/99
        Win16 - sigkitwl.lib, sigkitwm.lib, sigkitws.lib, sigkitww.lib - 12/3/99 Win32 - sigkitw.lib - 12/3/99 microsoft
        DOS - sigkitdl.lib, sigkitdm.lib, sigkitds.lib - 12/3/99
        Win16 - sigkitwl.lib, sigkitwm.lib, sigkitws.lib, sigkitww.lib - 12/3/99 Win32 - SIGKITW.lib, SIGKITWT.lib - 12/3/99

UTILITY:
        16-bit versions 4.30.0001 - Getsig.exe, Getsigw.exe, Sigtool.exe,
                                    Tester.exe - 10/29/99, PWInit,
        32-bit versions 4.30.0001 - GetSigW.exe, SigTool.exe, Tester.exe -
                                    10/29/99
        pwinit - PWInit.exe - 10/29/99

DOC:
        Ar16e301.exe - 9/4/98 - Acrobat 16-bit (NOT REQUIRED)
        Ar32e30.exe - 2/9/97 - Acrobat reader 3.0. (NOT REQUIRED) padcom.pdf - 12/3/99 - Version 4.3, Part No. PC17401 - Rev F roadmap.pdf - 12/3/99 - Part No. PC17401 - Rev F sigbox.pdf - 10/29/99 - Version 4.3, Rev 2 - Part No. PC17401 - Rev F sigkit.pdf - 12/3/99 - Version 4.3 - Part No. PC17401 - Rev F

2. iPOS SOFTWARE SUITE VERSION 3.1 (distributed with PW3100)

- SDK - Installation for sdk 4.3
        16-BIT
        32-BIT
Same as installing from SDK 4.3 CD.

- UTILITIES - Installation for utilities 4.3.
Same as installing from SDK 4.3 CD.

-   posVISUAL - Installation for posVisual 1.6.6
       FIRMWARE AUTOLOAD
              AUTOLOADWIN 6.1.exe - (downloads f/w version 6.3)

The following is a list of items that get installed with posVisual 1.6.6:

       DOCUMENTATION:
              pos Visual Programmer Manual.pdf - 5/16/00
              mxsptools.pdf - 5/6/99
              Notice to VA16PinPad.doc - 5/15/00
              readme.txt - 5/16/00
              License.txt - 12/13/99
              ScriptDescriber.txt - 5/7/00

        OCX's, DLL's, ETC.:
              sigbox.ocx - same as with SDK4.3
              mxScript.dll - 1.60 - 11/2/99 (56kb)
              mxSptool.dll - 1,0,0,1 - 12/19/98 (21kb)
              mxVisual.dll - 1.06.0002 - 5/10/00 (284kb)
              mxVAhost.dll - 1.60 - 5/7/00 (104kb)
              VisualControls.ocx - 1.60 - 11/2/99 (68kb)
              VAAdmin.exe - 1.60 - 11/4/99 (184kb)

        SAMPLES:
         Scriptmode
              ExampleScriptMode - Sample script program written in Visual Basic using posVisual.
              ScriptHost - Sample program to interface to sample script, written in Visual Basic using mxsptool.dll to interface to the script.

         VBMode
              ExampleVBMode - Visual Basic sample program using posVisual in VB mode.

        TEMPLATE - Special posVisual forms and modules for use with Visual
                   Basic.

3. FIRMWARE FOR 3100 AND 1500

PW3100 Rev. 6.3
PW3100 Rev. 6.22
PW3100 Rev. 6.21
PW1500 Rev. 2.1 (Used with Nissha touchpad controller)
PW1500 Rev. 1.5 (Used Tritech controller (RMA only))

4. ipos SOFTWARE SUITE 2.0 FILES NOT AVAILABLE ON SUITE 3.1

- Hide&Seek1.51
  installation for Hide&Seek.
  documentation on CD:
               HSAdmin2.PDF - 3/2/99
               HSUser2.PDF - 3/2/99

- Sdk4.1
        Drivers

                 MOUSE DRIVERS
                       WIN31
                              OEMSETUP.INF . 7/30/98
                              PW1100.DRV -7/30/98
                       WIN95
                              PW1100.VXD - 9/15198
                              PW1100.CPL - 9/12/98
                              PW1100.INF - 9/9/98
                       WINNT
                              PW1100.INF - 8/19/98
                              PW1100.SYS - 8/19/98
                              documentation on CD:
                              UM1500.DOC - 7/29/98
                 TWAIN DRIVERS - zip file for installation for Twain driver beta release. (NOT AVAILABLE)
                 WINTAB DRIVERS
                        installation for WinTab drivers beta release. documentation on CD:
                        WINTAB USER MANUAL.DOC - 10/8/98

           OPOS
                 1.3.7 - installation for opos 1.3.7.

           RS-485
                  PADCOM4.2
                        PADCOMS.LIB - 3/19/99
                        PUBLIC.H - 3/19/99
                  documentation on CD:
                        MANUAL.PDF - 3/22/99 - VERSION 4.2 - PART NO. 75030-420
                                   - REV B

5. OTHER:

           List of development environment documentation to successfully maintain F/W and SDK's, and provide compiliers for the following:
                  Borland C++ 4.5        MS Visual C++ 4.0
                  Paradigm Locate 5.11   MS Visual Basic 6.0
                  Microsoft Visual 1.52  Borland C++ 3.1

                                      EXHIBIT B

                                      PAYMENTS

 HHP will pay @pos the amounts shown below, at the times specified below.


       -------------------------------------------------------------------------------------
           AMOUNT                             WHEN DUE
       -------------------------------------------------------------------------------------
              $625,000        Upon @pos' delivery to HHP of the Deliverables identified
                              as Payment Level 1 in Exhibit A-1 (certain specifications
                              and the source code to the Firmware and Software).
       -------------------------------------------------------------------------------------
              $625,000        Upon HHP's acceptance of the Deliverables identified as
                              Payment Level 2 in Exhibit A-1.
       -------------------------------------------------------------------------------------
            $1,250,000        Upon HHP's acceptance of the final Deliverables
                              identified as payment Levels 3 and 4 in Exhibit A-1.
       -------------------------------------------------------------------------------------
                TOTAL:
         $2,500,000.00
       -------------------------------------------------------------------------------------

                                    EXHIBIT C

                            JOINTLY OWNED TECHNOLOGY

                                        Exhibit C


          PCB changes:

1. Addition of resistor/capacitor to FETS for in-rush current problem
2. Add pull-up to CTS2 net (12V line pull-up so that the line is in "rest" when not used)
3. Add pull-up/pull-down on RS485 line, so it is in known state when not selected
4. Fix floating CMOS inputs by adding pull-down resistors (3)
5. Fix INTB signal on UART (floating) by adding pull-down resistor
6. Add current blocking diodes to U44, in order to eliminate V+/V and analog switch issue
7. Change U2 from HC04 to HC14
8. Pwr to U44 differently
9. Circuit change to power up Cypress chip faster

Other changes:
1. ERG inverter bd. redesign
2. Modification to bottom housing to add radii to bosses
3. Use of 12v regulated power supply

                                    Exhibit D

                                  Tooling List

                                @pos TOOLING LIST

                                    31-DEC-00


            60030-003 - PW3100 - TOOLED PARTS -

  PORA       DESCRIPT                              MANUFACT                 MANUFACT2
  10033-001  CHASSIS,TOP,IPOS3100,GRAY,@POS.COM    ARTERNET
  10034-001  CHASSIS,BOTTOM,PW3100,MOBNTIX GRAY    ARTERNET
  10051-001  LABEL,REAR PORT,PW3100 #2,MOB GRAY    PACIFIC TECHNOLOGY       H.N. LOCKWOOD INC
  10058-002  LABEL,UNIT,S/N&FCC,PW3100 #2 BASIC    H.N. LOCKWOOD INC
  10059-002  LABEL,S/N BOX, PW3100 #2, BASIC       H.N. LOCKWOOD INC
  10091-001  BRKT/CLAMP,LCD/MEM MODULE,3100        APPLIED METAL PRODUCTS   PACIFIC TECHNOLOGY
  33006-001  PCB FAB, PW3100                       PACIFIC TECHNOLOGY
  83004-015  THUMBSCREW,4-40x5/16",KNURLED         VM INDUSTRIES            PTI
  PC10043    LABEL, WARNING, HIGH VOLTAGE          H.N. LOCKWOOD INC
  PC10071    LABEL, VOIDABLE, UNIT, GENERIC        VALMARK INDUSTRIES, INC. H.N. LOCKWOOD INC
  PC14002-02 TOUCHPAD,CSTM,PW3XXX,100-120MMTAIL    RIKEI CORP OF AMER.
  PL-10000   OVERLAY, PW3100,MODEL 2               PACIFIC TECHNOLOGY       H.N. LOCKWOOD INC
  PL10001    ADHESIVE STRIP, TOUCHPAD/CHASSIS      H.N. LOCKWOOD INC
  PL10003    MSR PLATE, REAR, PW3100               ARTERNET CORD            PACIFIC TECHNOLOGY
  PL10004    MSR PLATE, FRONT, PW3100              ARTERNET CORP            PACIFIC TECHNOLOGY
  PL10005    GASKET, DUST SHIELD,PW3100            ECHO SUPPLY
  PL10013    SHIELD, EMI,PW3100                    ARTERNET CORP            PACIFIC TECHNOLOGY
  PL10025-01 LABEL,MSR ICON,IPOS3100,GRAY          H.N. LOCKWOOD INC        PACIFIC TECHNOLOGY
  PL10027-01 LABEL,SIDE,LEFT,PW3100,PW GRAY        H.N. LOCKWOOD INC        PACIFIC TECHNOLOGY
  PL12002-01 MSR COVER,IPOS3100 GRAY, @POS.COM     ARTERNET


             60044-001 - PW1500 TOOLED PARTS -


  PORA       DESCRIPT                              MANUFACT                 MANUFACT2
  10076-033  LABEL,S/N&FCC,PW1500,RS232 W/O CE
  36007-000  PCB ASSY-MAIN PW1100/1500
  PC10071    LABEL, VOIDABLE, UNIT, GENERIC        VALMARK INDUSTRIES, INC. H.N. LOCKWOOD INC
  PE16001    TOUCH PAD, PW1XXX                     SAMSUNG DISPLAY CO
  PF10015    OVERLAY, PW1XXX                       PACIFIC TECHNOLOGY       H.N. LOCKWOOD INC
  PF10022-23 LABEL, S/N, BOX, PW1500 RS232         H.N. LOCKWOOD INC.
  PF12001    BRACKET PLUG, PW1100/PW1500           MACROTECH MKTG INC
  PF12003    CASE, TOP PW1100/1500/1550/2000       BROADWAY TECH INT'L
  PF12004    CASE, BASE PW1100/1500/1550/2000      BROADWAY TECH INT'L
  PF12005    DOOR, BATTERY PW1100/1500/1550/2000   BROADWAY TECH INT'L
  81001-005  CABLE, FLEX,20 CND, PW15XX LCD MOD    PTI
  PF12009    TOP BLOCK. PW1100/1500                MACROTECH MKTG INC
  PF12010    RETAINER, PW1500/1550                 MACROTECH MKTG INC
  PF13004    PCB,LCD FAB BD, PW1500                PTI                      WHITWAYS(NA) INC

                                    EXHIBIT E

                               EXISTING AGREEMENT

\

                      MANUFACTURING LICENSE AND DISTRIBUTION AGREEMENT

This Agreement is made this 11 day of January, 2000 by and between WELCH ALLYN DATA COLLECTION, INC., a Delaware corporation having a place of business at 4619 Jordan Road, Skaneateles Falls, New York 13153 ("WADC") and @POS.COM, a Delaware corporation having a place of business at 3051 North First Street, San Jose, CA 95134 ("POS").

        WHEREAS, POS has developed a hardware product line more fully described hereafter;

        WHEREAS, POS desires to license WADC to make, have made, use, and sell the product line on a worldwide non-exclusive basis;

        WHEREAS, WADC desires the rights to manufacture, sell and distribute said hardware product line, as well as any new hardware products developed by POS;

        NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereby agree as follows:

1.0     DEFINITIONS.

        1.1 "Products" shall mean the entire POS hardware product line, including the 1100, 1500, 3100, IPOS TC, and accessories and supporting software products, regardless of labeling (i.e. WADC, POS, or any subsidiary or affiliate of POS' label), together with the parts and components necessary for the repair and replacement thereof, and all modifications, improvements, and enhancements developed by POS or a POS subsidiary or affiliate pertaining to such Products, parts, and components, as well as any new hardware products developed by POS during the term of this Agreement.

        1.2 "Software" shall mean any Product, or portion thereof, consisting of POS software or firmware, including, but not limited to, SDK, but not including any feature enhancements made to such Software by WADC.

        1.3 "POS Unit Sales" shall mean the unit sales of Products to POS customers invoiced by WADC less credits or allowances, if any, on account of qualified rejections or returns of Products previously sold. Qualified returns and rejections will be limited to the return of new unopened products and will not include returns as part of stock rotation policies. Products shall be deemed to have been sold when delivered, invoiced, and paid for by the customer.

        1.4 "WADC Unit Sales" shall mean the unit sales of Products to WADC customers invoiced by WADC less credits or allowances, if any, on account of qualified rejections or returns of Products previously sold. Qualified returns and rejections will be limited to the return of new unopened products and will not include returns as part of stock rotation policies. Products shall be deemed to have been sold when invoiced to the customer.

        1.5 "License Fees" shall mean licensing fees paid or payable by WADC to POS determined with respect to WADC Unit Sales and POS Unit Sales.

        1.6 "Fee Year" shall mean each twelve month period commencing with the execution of this Agreement.

2.0     LICENSE.

        2.1 POS, subject to all the terms and conditions of this agreement, hereby grants to WADC, a nonexclusive worldwide license for the term defined by Article 9.0, to make, have made, use, and sell Products. This license includes the right to sublicense the manufacturing of the Products for WADC, subject to the sublicensee executing an agreement approved by POS to protect POS confidential information from further use or disclosure. It also includes the right to use POS' or any POS directed name or trademarks or trade names only on Products sold to POS' customers. Products sold to WADC customers shall have a WADC label or a WADC customer label. Notwithstanding anything to the contrary in this Agreement,
(i) copies of Software may be distributed by WADC, but not sold, and POS shall continue to own the copyrights to all Software (ii) Software may be distributed by WADC in object code form only, except that the SDK Software may be distributed by WADC in object code or source form, and (iii) WADC may distribute each Software application only under a license agreement approved for such application by POS in writing. POS hereby approves the form of license agreement attached hereto as Exhibit D for distribution of Software consisting of SDK source code, and the form of license agreement attached hereto as Exhibit E for distribution of POS "Visual Advantage" Software in object code form.

        2.2 POS shall retain the right to make, have made, use and sell Products for its own commercial purposes; however during the term of this Agreement, and only for the Products for which WADC assumes the responsibility to manufacture or have manufactured, POS may not have such Products made for it by Uniform Industrial Corporation ("UIC").

        2.3 Notwithstanding anything to the contrary in this Agreement, POS and WADC shall each promptly and fully disclose in writing to the other party any and all enhancements, improvements, updates, or other modifications to the Products (including but not limited to the Software), and all patent, copyright, trade secret and other intellectual property rights therein, that are created, produced, invented, conceived or first reduced to practice during the term of this Agreement (all of which are referred to below as "Product Improvements"). Product Improvements will belong to the party at whose facility the Product Improvement was first reduced to practice with the exception of all derivative works relating to POS source code which shall, in all cases, belong to POS and in which case WADC hereby assigns to POS, and agrees to assign to POS, without further consideration, all right, title, and interest in, including all intellectual property rights therein. If any Product Improvement related to source code shall be deemed by POS to be patentable or otherwise registrable, WADC shall assist POS (at POS's option and expense) in obtaining patents or other applicable registrations or certificates thereon. WADC also agrees to execute all documents (including assignments, declarations, licenses and powers of attorney) and do all other things (including testifying at the expense of
POS), and use its best efforts to cause its employees to execute all documents and do all other things, necessary or proper to effect the intent of this Section. In the case of a jointly developed Product Improvement which the parties are not able to determine at whose facility the Product Improvement was first reduced to practice, the parties shall negotiate in good faith to determine which party shall have the first right of election to file patent application(s) or other registration(s) or certificate(s) thereon and each party agrees to assist the other party (at the other party's option and expense) in obtaining patents or other applicable registrations or certificates thereon and each party also agrees to execute all documents (including assignments, declarations, licenses and powers of attorney) and do all other things (including testifying at the expense of the other party), and use its best efforts to cause its employees to execute all documents and do all other things, necessary or proper to effect the intent of this Section.

        2.4 Neither party shall knowingly approach or quote the other party's customers on the sales of Products during the term of this Agreement.

3.0     OPERATIONS.

        3.1 In connection with the manufacture, repair, warranty, and sale of the Products, the duties of the parties shall be as follows. For clarification purposes only, a matrix is attached as Exhibit A. Said matrix indicates in a simplified format the division of responsibilities set forth in this Agreement. Any discrepancies between the matrix and the wording of this Agreement shall be resolved in favor of the wording.

               (a) WADC shall be responsible for having the hardware Product manufactured by a third party manufacturer, currently UIC. The agreement between UIC and POS shall be canceled and replaced with an agreement between UIC and WADC covering the manufacturing of the Products. Any agreement between UIC and WADC shall have terms no less favorable than those in the agreement between POS and UIC. '

               (b) The purchase cost for WADC to procure Products from UIC is based on Exhibit B. Any deviations from such cost shall be handled as hereafter set forth.

               (c) If these costs are reduced based on volume purchasing, then the cost savings will be shared equally between WADC and POS. This will be calculated on a biannual basis. Cost increases or decreases caused by design or component changes shall be born totally by POS, unless design changes are requested by WADC, in which case cost increases or decreases shall be borne by WADC.

               (d) WADC shall purchase all hardware Products from UIC or other third party manufacturer, and sell to WADC customers and directly to all customers of POS, except as set forth in Section 6.2 hereof. Depending upon whether the sale is to a WADC customer or a POS customer, the License Fee to be paid by WADC to POS shall be in accordance with the tables set forth in Section
4.1. In addition, WADC shall share in POS' profits generated from any POS sales of services, Software, upgrades, or other sales to WADC customers, in an amount to be agreed upon in writing by the parties. Prior to any customer visits where both parties plan to visit the customer together, the parties shall agree in writing upon whose customer that potential customer is for purposes of setting the License Fee.

               (e) POS shall not accept purchase orders for any hardware Products directly from customers, but shall refer all customers exclusively to WADC for the purchase of Products, except for customers referenced in Section
6.2. Extension of credit, and the terms thereof, for all POS customers is subject to prior approval by the WADC Credit Department. The appropriate POS sales professional will provide input as needed to assist in the process of establishing effective credit terms for POS customers. If approved for credit, WADC's standard credit terms and other WADC standard terms and conditions of sale are set forth in Exhibit B.

               (f) WADC shall be responsible for warranty, repairs, and servicing of the hardware portion of the Products, except for design or Software defects which shall remain the responsibility of POS. Design and Software defects shall be limited to defects determined by a mutually agreed upon process between WDAC and POS. POS shall provide a one-year warranty from the date of delivery of Products to each customer, covering such design or Software defects. Notwithstanding anything to the contrary in this Agreement, POS shall not be responsible for changes to the design or Software that are created by anyone other than POS.

               (g) If Software upgrades for the 3100 Product are required by end users, in excess of the one year POS warranty period, then POS will provide the upgrades to WADC at a charge of $5.00 per unit per year (includes firmware and SDK) or $180 hour if the per year fee option is not selected: except that such charge shall be at least 60% less than POS' list price for such upgrade, and equal to or less than the best price charged for such upgrades to any other POS customer. WADC may sell such upgrades to its customers at whatever prices it determines.

        3.2 During the term or any extension of this Agreement, POS shall sell a minimum of 10,000 hardware Products per 6 month period beginning upon the execution hereof, or WADC may re-negotiate the License Fees paid to POS and/or terminate the portion of the Agreement which requires WADC to sell Products to customers of POS. During the term or any extension of this Agreement, WADC shall sell a minimum of 3,750 units per 6 month period or POS may re-negotiate the terms of this License Agreement.

        3.3 POS will provide WADC with a written annual forecast, and a written monthly rolling 6 month forecast. For the calendar year 2000, POS' unit forecast is 80,000 units of any combination of 3100, IPOS, 1100, and 1500 Products. For the same period, WADC's unit forecast is 30,000 units of any of said combination. Additional terms relating to the Forecast Process are set forth in Exhibit C.

        3.4 POS is responsible and shall remain responsible for the Product design. Any changes that WADC wishes to make to the Product that affect hardware design, testing and/or Product firmware must be approved in writing by POS prior to incorporation of such changes in the Product. WADC is hereby licensed to make customer required Software feature enhancements. Upon execution of this . Agreement, POS shall supply WADC with a complete set of Product documentation and Software source code ("Product Information"). WADC may use the Product Information solely for the following purposes:

        (a)     to make Software feature enhancements as required by customers;
                and

        (b) to support on-going manufacturing, Product support, and continued sales of Products, should POS cease doing business as an entity or is finally adjudicated a bankrupt under Chapter 7 of the Bankruptcy Act or any similar or successor provision for the liquidation or dissolution of POS.

4.0     LICENSE FEES.

        4.7 Monthly, on the 25th day of each month, on sales by WADC to WADC customers, WADC shall pay a License Fee to POS in the amounts indicated in Table I for WADC Unit Sales invoiced during the previous month.

                                    Table I


--------------------------------------------------------------------------------
  Product                     License Fee per WADC Unit Customer
                              Sale
--------------------------------------------------------------------------------
  3100                        $81.00                      All WADC customers except
                                                          Dillards.
--------------------------------------------------------------------------------
  3100                        $95.00                      Dillards
--------------------------------------------------------------------------------
  1100                        $27.00                      All WADC customers
--------------------------------------------------------------------------------
  1500                        $32.00                      All WADC customers
--------------------------------------------------------------------------------
  IPOS                        $135.00                     All WADC customers
--------------------------------------------------------------------------------

        When WADC Unit Sales per individual Product reach the lifetime totals listed in Table II, then the License Fees listed in Table I shall be reduced by the percentage listed in Table II.

                                    Table II


--------------------------------------------------------------------------------
 Lifetime Cumulative Unit Sales Per        Percentage decrease of License Fee
 Product
--------------------------------------------------------------------------------
 50,000 - 99,999                           5%
--------------------------------------------------------------------------------
 100 000 - 199.999                         10%
--------------------------------------------------------------------------------
 150,000  plus                             15%
--------------------------------------------------------------------------------


        4.2 On Product sales by WADC to POS customers, WADC shall pay a License Fee to POS of the invoiced amount received from the POS customer per POS Unit Sale minus WADC's cost to procure the Product from UIC, minus the appropriate License Fee per Table III hereafter set forth, which WADC keeps for its operational services, charges for special services provided to the customer by WADC such as installation, special shipping, or Product modifications agreed to separately between the customer and WADC. These payments shall be made monthly along with any License Fees due for WADC Unit Sales during the previous month. POS has expressed its intent to discontinue seeking new customers of its own for the Products beginning July 1, 2000. The parties agree to generate a mutually agreed upon list, as soon as possible after the execution of this Letter Agreement, that will specify the customers /potential customers that will constitute the complete list of POS customers after July 1, 2000, for which the License fees will be calculated using Table III. All customers not on the list will be considered to be WADC customers.


                                    Table III

--------------------------------------------------------------------------------
                    Product                       License Fee per POS Unit Sale
--------------------------------------------------------------------------------
  1100                                     $14.00
--------------------------------------------------------------------------------
  1500                                     $16.50
--------------------------------------------------------------------------------
  3100                                     $40.00
--------------------------------------------------------------------------------
  IPOS                                     $82.00
--------------------------------------------------------------------------------


        4.3 WADC shall keep and maintain at its principal office complete and accurate records and books of account in sufficient detail and form so as to enable verification of License Fees payable by WADC hereunder. Such records and books of account shall be maintained for a period of no less than three (3) years following the year to which they pertain. WADC shall permit such records and books of account to be examined, copied and audited by POS or its duly appointed agent, to the extent necessary for POS to verify the amount of License Fees payable. Such examination shall be at POS' expense, during normal business hours, and upon ten (10) days' prior written notice to WADC. If the audit reveals an underpayment of License Fees payable by WADC to POS by 5% or more, then, in addition to paying POS the amount of underpayment, WADC will be responsible for paying for the cost of all reasonable expenses associated with the audit.

        4.4 POS shall keep and maintain at its principal office complete and accurate records and books of account in sufficient detail and form so as to enable verification of its obligations to WADC hereunder. Such records and books of account shall be maintained for a period of no less than three (3) years following the year to which they pertain. POS shall permit such records and books of account to be examined, copied and audited by WADC or its duly appointed agent, to the extent necessary for WADC to verify that POS is meeting its obligations hereunder. Such examination shall be at WADC' expense, during normal business hours, and upon ten (10) days' prior written notice to POS. If the audit reveals an underpayment of License Fees payable by WADC to POS by 5% or more, then, in addition to paying POS the amount of underpayment, WADC will be responsible for paying for the cost of all reasonable expenses associated with the audit.

5.0 PROJECT MANAGERS. Each party shall appoint a project manager who shall be a technically qualified employee of the appointing party to be responsible for coordinating the efforts of the parties and to amend the work within the scope of this Agreement. The project managers shall not, however, have the right to amend this Agreement without the prior written consent of the parties. Either party may appoint a successor to its project manager or a temporary project manager by giving notice to the other party. The Project Managers shall issue a joint quarterly report to the top management of both companies. In addition, WADC shall have direct access to the POS sales team in order to better understand the customer demand for the Products.

6.0     MOST FAVORED STATUS.

        6.1 If POS licenses anyone else to make, have made, use or sell the Products, on terms and conditions more favorable to the licensee than the terms granted to WADC herein, then POS shall offer to amend this Agreement to incorporate such terms and conditions.

        6.2 WADC will be the primary provider of Products to POS' customers, but POS reserves the right to fulfill orders from another supplier if so requested by the customer.

        6.3 If WADC determines that any hardware licensing agreement by POS with a third party will have a negative impact upon WADC's success in the marketplace in selling Products, then WADC may terminate the portion of the Agreement that requires it to sell Products to POS' customers by giving 180 days notice. All other terms and conditions shall remain in full force and effect, except that the License Fees payable by WADC shall be immediately re-negotiated. Such re-negotiated terms shall continue to be on a most favored basis per Section 6.1, for like terms and conditions. Termination or re-negotiation of License Fees shall not affect the License Fees payable for any customer orders then placed, or that are obtained from any written quotes provided to customers prior to the effective date of any such termination or re-negotiation, unless specifically agreed upon in writing.

7.0 PURCHASE OPTION. If during the term of this Agreement or any extension thereof, POS decides that it desires to sell any of the Product lines, or if POS elects not to renew this Agreement, or if POS discontinues marketing and maintaining a Product line, then POS shall give WADC advance notice and the opportunity to negotiate the purchase of said Product line or portion thereof, and any tooling or other manufacturing items related thereto, at a price and upon terms to be negotiated by the parties. POS shall not thereafter sell such Product line or portion thereof to a third party upon terms or conditions that are more favorable than those offered to WADC, without first offering such favorable terms to WADC. The purpose and intent of this option is to ensure that WADC shall be able to adequately continue to produce and support any Products manufactured or to be manufactured pursuant to this Agreement, and to permit WADC to continue to market the Products.

8.0 CONFIDENTIAL INFORMATION. Both parties acknowledge that in the course of the dealings between the parties, each party may acquire information of a highly confidential and proprietary nature about the other, its business activities, its technical information and trade secrets, and its product information. Each party agrees that the Mutual Nondisclosure Agreement dated August 17, 1997 between MobiNetix Systems, Inc. (which changed its name to POS) and Welch Allyn, Inc. (Welch Allyn, Inc. has now assigned this agreement to WADC) shall govern the disclosure and use of all such information, that this such information can be used during the term of this Agreement only in accordance with such Mutual Nondisclosure Agreement, and that the term of such Mutual Nondisclosure Agreement shall be extended to coincide with the expiration of three years after the expiration of the term or any extension of this Agreement.

9.0     TERM AND RENEWAL.


        9.1 The term of this Agreement shall commence upon the date set forth at the beginning of this Agreement, and shall continue for 3 years unless earlier terminated as provided herein. Subject to the termination provisions set forth below, the term of this Agreement shall thereafter automatically renew unless one party shall give the other party 120 days written notice prior to the end of the term or any extension period.

        9.2 Either party shall have the right to terminate this Agreement on written notice to the other if the other (i) commits or suffers any act of bankruptcy or insolvency; or (ii) fails to cure any material breach in the provisions of this Agreement within thirty (30) days after receipt of written notice specifying the nature of the breach or, if the breach is not capable of being cured within thirty (30) days, where the breaching party fails to commence the cure within such thirty (30) day period and does not diligently pursue the cure until completion; or (iii) makes any material certification or warranty in or pursuant to this Agreement which proves to be false or misleading in any material respect.

        9.3 Upon termination of this Agreement and except as otherwise expressly provided herein, all licenses granted to WADC under the terms of this Agreement shall terminate; provided, however, that WADC shall have the right for one year thereafter to dispose of all hardware Products then in its inventory or for which it has outstanding obligations to purchase from the third party manufacturer, and shall pay License Fees thereon, in accordance with the provisions of Article 4.0, as though this Agreement had not terminated.

        9.4 Termination of this Agreement shall not affect any rights or obligations accrued prior to the effective date of such termination.

        9.5 The rights provided in this Article 9.0 shall be in addition and without prejudice to any other rights which the parties may have with respect to any breach or violations of the provisions of this Agreement.

        9.6 Upon termination or expiration of this Agreement, all confidential information belonging to one party which is in the hands of the other party shall be immediately returned to the owner.

10.0    INDEMNIFICATION AND WARRANTS.

        10.1 PRODUCT LIABILITY INDEMNIFICATION. POS shall indemnify and hold harmless WADC against all claims, liabilities, losses, and expenses (including attorneys fees) incurred, related to, or caused by actual or alleged defects in the design, of any Products or components thereof designed or improved by POS, except to the extent that such personal injury, death, or property damage arose from any negligence of WADC, such as in the handling of the Products or any misrepresentation by WADC, such as concerning the Product's characteristics, performance, or proper manner of usage. WADC shall indemnify and hold harmless POS against all claims, liabilities, losses, and expenses (including attorneys fees) incurred, related to, or caused by actual or alleged manufacturing defects of any Products or components thereof or actual or alleged defects in the design or manufacturing of improvements made to any Products by WADC, or defects in improvements made to any Products by WADC that were not made at POS' request or design, except to the extent that such personal injury, death, or property damage arose from any negligence or misrepresentation of POS.

        10.2 PATENT INDEMNIFICATION. POS represents and warrants that the Products do not infringe any patent held by any third party. If any suit, action, or other proceeding is brought against WADC involving any claim that the use, sale or distribution of the Products, infringes any patent, or other proprietary property rights, POS shall indemnify and hold harmless WADC from all costs, losses, expenses, and liabilities, (including attorneys fees) arising directly or indirectly from any claims of infringement provided that: (i) WADC promptly notifies POS of the commencement of any action or suit, or threats thereof, and furnishes POS with all documents in WADC's possession relating thereto; (ii) the manner in which such action or suit shall be handled or otherwise disposed shall be at POS' sole discretion, provided the rights of WADC to engage in activities hereunder are not limited thereby; (iii) WADC agrees not to take any action or incur any cost with respect to such claim or proceeding without direction of POS, unless POS fails to respond to such claim or proceeding in a timely manner, thereby jeopardizing WADC; (iv) POS shall have no liability for any claim of POS' lack of right, title or interest to the Product or any claim of copyright or patent infringement (including contributory responsibility), trade secret violation or violation of other proprietary rights resulting from (a) use of the Product in combination with other elements, where the combination and not the Product itself gives rise to the claim; or (b) modification of the design of the Product by anyone other than POS, if such modification is the basis of the claim. POS shall pay all damages, costs, or other monies or relief (including all court costs and attorney fees awarded as part of the damages) awarded against WADC, or settlement amounts agreed to by POS, as a result of such action. WADC shall defend and indemnify POS to the same extent as provided above for POS to indemnify WADC, if a claim is made against POS that would be covered by this Section if made against WADC and if the sole basis of such claim is either (i) modification to a Product made by WADC without POS' written approval; or (ii) use of the Product in combination with other elements, where the combination and not the Product itself gives rise to the claim, and WADC actually sold said combination.

        10.3 In the event the POS defended litigation is unsuccessful or WADC or WADC's customer is prevented from using the Product by preliminary or permanent injunction based on an alleged infringement, at POS' sole option POS shall (i) obtain the right to continued use of the Product, (ii) substitute other non-infringing product with substantially the same functionality as the infringing Product, (iii) replace or modify the Product so that it is no longer infringing, or (iv) accept the return of Products in exchange for a payment equal to the purchase price paid by WADC for the infringing Product.

        10.4 NO OTHER WARRANTIES. EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, NEITHER PARTY MAKES ANY OTHER WARRANTIES, EXPRESS OR IMPLIED, REGARDING THE PRODUCTS OR ANY OTHER GOODS OR SERVICES PROVIDED BY A PARTY UNDER THIS AGREEMENT.

11.0 INSURANCE. Both parties shall secure and maintain comprehensive general liability insurance covering each occurrence of bodily injury and property damage in an amount of not less than $2,000,000 combined single limit with endorsements for (a) products and completed operations, (b) blanket contractual liability (deleting any exclusion for products and completed operations liability), and (c) broad form vendor's liability. Each party shall immediately furnish to the other party a certificate of insurance issued by the carrier evidencing the foregoing endorsements, coverage, and limits, and stating that such insurance shall not be cancelable without at least thirty (30) days written notice to the other party.

12.0 LIMITATION OF LIABILITY. EXCEPT FOR ANY INDEMNIFICATION PROVIDED IN THIS AGREEMENT, NEITHER PARTY WILL BE LIABLE TO THE OTHER PARTY FOR ANY SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF OR RELATING TO SUCH PARTY'S PERFORMANCE OR FAILURE TO PERFORM UNDER THIS AGREEMENT, REGARDLESS OF WHETHER SUCH DAMAGES ARE BASED ON TORT, WARRANTY, CONTRACT OR ANY OTHER LEGAL THEORY, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

13.0    REGULATORY MATTERS.

        13.1 POS warrants and guarantees, to the best of its knowledge, that all POS-designed components of the Products shall be in compliance with all applicable federal, state, and local laws, ordinances, regulations, rules, declarations, interpretations, and orders in affect in the United States.

        13.2 In the event WADC recalls any of the Products sold or distributed by WADC, due to defects in the design of any Products designed by POS or improvements made to any Products by or on behalf of POS, then POS shall bear all costs and expenses of such action (the "Recall Expenses"), including, without limitation, expenses or obligations to third parties, the costs of notifying customers, and costs associated with the shipment of recalled Product to WADC or manufacturer. The parties will cooperate fully with each other in effecting any recall of the Product, including any communications with any purchasers or users.

        13.3 In the event WADC recalls any of the Products sold or distributed by WADC, due to a manufacturing defect or defects in improvements made to any Products by WADC that were not requested or designed by POS, then WADC shall bear all costs and expenses of such action (the "Recall Expenses"), including, without limitation, expenses or obligations to third parties, the costs of notifying customers, and costs associated with the shipment of recalled Product to WADC or manufacturer. The parties will cooperate fully with each other in effecting any recall of the Product, including any communications with any purchasers or users.

14.0 CONFLICTS AND AUTHORIZATIONS. Each party warrants to the other that this Agreement does not conflict with any other obligations which the party has under any other agreement and that each party has the authority and has obtained all authorizations required to enter into this Agreement.

15.0 NOTICES. All notices will be given in writing in the English language. Notices must be (a) delivered personally, (b) transmitted via facsimile, or (c) sent by an established overnight courier service to the addresses hereafter listed. Any change of address must be designated in writing. Notices shall be effective (a) upon receipt if personally delivered, (b) upon confirmation of transmission if sent via facsimile, and (c) two business days after mailing if sent via recognized overnight courier.

     If to WADC:                     Welch Allyn Data Collection, Inc.
                                     4619 Jordan Road
                                     Skaneateles Falls, New York 13153
                                     Attn.: General Counsel

     If to POS:                      @pos.com, Inc.
                                     3051 North First
                                     San Jose, CA 95120
                                     Attn: VP. Channel Marketing

16.0 AMENDMENTS. No amendment or modification of the terms of this Agreement shall be binding on either party unless reduced to writing and signed by an authorized representative of each party.

17.0 EXHIBITS. Each Exhibit attached to this Agreement is deemed a part of this Agreement and incorporated herein wherever reference to it is made.

18.0 HEADINGS. The section headings used in this Agreement are for convenience of reference only. They will not limit or extend the meaning of any provision of this Agreement, and will not be relevant in interpreting any provision of this

Agreement.

19.0 INDEPENDENT CONTRACTORS. POS and WA are independent contractors and shall not be construed as having any other relationship. Neither party shall have, or hold itself out as having, the power or authority to bind or create liability for the other by its intentional or negligent acts.

20.0 ASSIGNMENT. Neither party may assign this Agreement without the prior written consent, which may not be unreasonably withheld, of the other party, except that either party shall be entitled to assign this Agreement to any person or entity acquiring all or substantially all of its assets.

21.0 FACSIMILE SIGNATURES. If this document is transmitted by facsimile, the signed facsimile version hereof, as received, shall constitute the original, and shall be binding on the parties as if it were manually signed. The parties agree that they may treat and rely upon any signed facsimile version hereof as the signed original.

22.0 SEVERABILITY. If any provision of this Agreement is held invalid or unenforceable by a body of competent jurisdiction, such provision will be construed, limited or, if necessary, severed to the extent necessary to eliminate such invalidity or unenforceability. The parties agree to negotiate in good faith a valid, enforceable substitute provision that most nearly effects the parties' original intent in entering into this Agreement or to provide an equitable adjustment, if appropriate, in the event no such provision can be added. The other provisions of this Agreement will remain in full force and affect.

23.0 NO PUBLICATION. Neither party may publicize or disclose to any third party, without the written consent of the other party, which will not be unreasonably withheld, the terms of this Agreement.

24.0 ENTIRE AGREEMENT. This Agreement contains the entire understanding of the parties with respect to its subject matter and supersedes all prior negotiations and understandings.

25.0 GOVERNING LAW. This Agreement will be governed in all respects by the laws of the State of Delaware.

UNDERSTOOD AND AGREED:

WELCH ALLYN DATA COLLECTION, INC.           @POS.COM


By: /s/ KEVIN R. JOST                       By:  /s/ LLAVAN FERNAND
   ---------------------------------           --------------------------------
        Kevin R. Jost
        President & COO                     Print Name: Llavan Fernand
                                            Title: COO
Date: 1/13/00                               Date:  11 Jan 2000

                                   EXHIBIT A

                            RESPONSIBILITIES MATRIX

------------------------------------------------------------------------------------------------------------------------------
      TYPE                RESPONSIBILITY                      WADC        POS         NOTES
------------------------------------------------------------------------------------------------------------------------------
TECHNICAL
------------------------------------------------------------------------------------------------------------------------------
                    Hardware Design                                        -
------------------------------------------------------------------------------------------------------------------------------
                    H/W Development & Support                              -
------------------------------------------------------------------------------------------------------------------------------
                    Component Engineering                                  -
------------------------------------------------------------------------------------------------------------------------------
                    Software Tools Development & Support
------------------------------------------------------------------------------------------------------------------------------
                                      -SDK                                 -
------------------------------------------------------------------------------------------------------------------------------
                                 -Visual Advantage                         -
------------------------------------------------------------------------------------------------------------------------------
                                     -PWINIT                               -
------------------------------------------------------------------------------------------------------------------------------
                                   -Utilities Disk                         -
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                    Library for Operating Systems              -           -
------------------------------------------------------------------------------------------------------------------------------
                    Product Firmware                                       -
------------------------------------------------------------------------------------------------------------------------------
                    Special Requests                           -
------------------------------------------------------------------------------------------------------------------------------
                    Revision Control                                       -
------------------------------------------------------------------------------------------------------------------------------
                    Documentation/User Guides                              -
------------------------------------------------------------------------------------------------------------------------------
                    IP issues/defense                                      -
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
------------------------------------------------------------------------------------------------------------------------------
                    Manufacturer Relationship                  -
------------------------------------------------------------------------------------------------------------------------------
                    Quality Control; Manufacturing             -
------------------------------------------------------------------------------------------------------------------------------
                    Quality Control; Final Product             -
------------------------------------------------------------------------------------------------------------------------------
                    Cost Reductions                            -           -
------------------------------------------------------------------------------------------------------------------------------
                    Inventory Control                          -
------------------------------------------------------------------------------------------------------------------------------
                    Shipping                                   -
------------------------------------------------------------------------------------------------------------------------------
                    User Guides                                -
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
SALES
------------------------------------------------------------------------------------------------------------------------------
                    Pre-Sales                                  -           -
------------------------------------------------------------------------------------------------------------------------------
                    Financing/Credit Approval                  -
------------------------------------------------------------------------------------------------------------------------------
                    Order Entry/Promise Dates                  -
------------------------------------------------------------------------------------------------------------------------------
                    Forecasting                                -           -
------------------------------------------------------------------------------------------------------------------------------
                    Post Sales Hardware Support                -                      each party for own customers
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
PRODUCT SERVICE
------------------------------------------------------------------------------------------------------------------------------
                    Warranty Returns & Repairs                 -
------------------------------------------------------------------------------------------------------------------------------
                    Corrective Actions                         -         -            Depends on source of identified problem
------------------------------------------------------------------------------------------------------------------------------
                    Out of Box Failures Analysis               -         -            Depends on source of identified problem
------------------------------------------------------------------------------------------------------------------------------
                    Non-warranty Returns & Repairs             -
------------------------------------------------------------------------------------------------------------------------------

                                   EXHIBIT B

                                                      Kinko's                                                           Preliminary
                                         PW1100       PW1100       PW1500       PW3100 Gen  PW3100 w/Mem  PW3100 Fed    IPOSTC
                                         80043-001 A  80043-003 A  80044-001 A  PL16000-02  PL16000-03    PL16000-04    60021-002
-----------------------------------------------------------------------------------------------------------------------------------
Unit Price FOB Taiwan (Original quotes)  $  49.29     $  66.91     $  73.78     $ 187.88    $ 195.21      $ 195.21      $ 388.68
-----------------------------------------------------------------------------------------------------------------------------------
Revised Adder                            $  10.55     $     --     $  12.83     $   0.88    $   0.88      $   0.88       TBD
-----------------------------------------------------------------------------------------------------------------------------------
New U/P, FOB Taiwan                      $  60.14     $  66.91     $  86.61     $ 188.76    $ 196.09      $ 196.09      $ 388.68
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Annual Volume for unit price basis         10,000           --       20,000       50,000      50,000        50,000        50,000
-----------------------------------------------------------------------------------------------------------------------------------
Minimum Run Lot Qty                         1,000          500        1,000        1,000       1,000         1,000         1,000
-----------------------------------------------------------------------------------------------------------------------------------
Leadtime Mass Production                 12 weeks     12 weeks     12 weeks     16 weeks    18 weeks      16 weeks      20 weeks
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Safety Inventory Fremont/Qty                  600            0          500                     1000
-----------------------------------------------------------------------------------------------------------------------------------
Safety Inventory Fremont/UP Adder        $   0.50     $     --     $   0.50     $   0.82    $   0.82      $   0.59           TBD
-----------------------------------------------------------------------------------------------------------------------------------
Total U/P including Ader (FOB TWN)       $  60.64     $  66.91     $  87.11     $189.58    $ 196.81      $ 196.68           TBD
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
NRE: PCB tooling                         $    400     $    400     $    400     $  5,950    $  6,950      $  5,950      $  8,300
-----------------------------------------------------------------------------------------------------------------------------------
NRE: Mechanical tooling                      xxxx         xxxx         xxxx     $  1,350    $  1,350      $  1,350          xxxx
-----------------------------------------------------------------------------------------------------------------------------------
NRE: Package tooling                     $  1,300     $  1,300     $  1,300     $  1,300    $  1,300      $  1,300      $  1,300
-----------------------------------------------------------------------------------------------------------------------------------
Warranty                                   1 year       1 year       1 year       1 year      1 year        1 year        1 year
-----------------------------------------------------------------------------------------------------------------------------------
Credit Terms                                 N/30         N/30         N/30         N/30        N/30          N/30          N/30
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Packaging: Gift Pack                     $   5.10     $   5.10     $   5.10     $   5.10    $   5.10      $   5.10      $   5.10
-----------------------------------------------------------------------------------------------------------------------------------
Packaging: Bulk Pack                     $   0.47     $   0.47     $   0.47     $   0.47    $   0.47      $   0.47      $   0.47
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Bulk Pack: Air                           $   4.50     $   4.50     $   4.50     $   4.50    $   4.50      $   4.50      $   6.00
-----------------------------------------------------------------------------------------------------------------------------------
Bulk Pack: Sea                           $   1.95     $   1.95     $   1.95     $   1.95    $   1.95      $   1.95      $   1.95
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
CABLE COSTS ($) WITH MARGIN:
-----------------------------------------------------------------------------------------------------------------------------------
Item                                          500          500           1K           5K         10K           25K           L/T
-----------------------------------------------------------------------------------------------------------------------------------
PF14007-12 RS232 12' Cable (w/margin)                              $   3.40     $   3.10    $   3.00      $   2.90      11 weeks
-----------------------------------------------------------------------------------------------------------------------------------
PF14007-20 RS232 20' Cable (w/margin)                              $   4.40     $   4.00    $   3.85      $   3.56      11 weeks
-----------------------------------------------------------------------------------------------------------------------------------
PF14008-12 RS485 12' Cable )w/margin)                              $   4.35     $   4.04    $   3.91      $   3.75      11 weeks
-----------------------------------------------------------------------------------------------------------------------------------
PF14008-20 RS485 20' Cable (w/margin)                              $   5.20     $   4.73    $   4.56      $   4.35      11 weeks
-----------------------------------------------------------------------------------------------------------------------------------
PF14008-30 RS485 30' Cable (w/margin)    $   8.75     $   8.75     $   5.77     $   5.95    $   5.43                    11 weeks
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
AC ADAPTER ($) WITH MARGIN:
-----------------------------------------------------------------------------------------------------------------------------------
80702-001 (PW3100)                                                 $   3.29     $   2.81    $   2.81      $   2.81       7 weeks
                                                                                                                        air $0.80
-----------------------------------------------------------------------------------------------------------------------------------
80702-005 (PW1100 & 1500)                                          $   3.29     $   2.81    $   2.81      $   2.81       7 weeks
                                                                                                                        air $0.80
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
DROP SHIP SERVICE CHARGES:
-----------------------------------------------------------------------------------------------------------------------------------
Item                                     1-10CTN      11-25CTN     26-50CTN     51-100CTN   100CTN+
-----------------------------------------------------------------------------------------------------------------------------------
Bulk pack                                $5/CTN       $4/CTN       $3.6/CTN     $3/CTN      $2.5/CTN
-----------------------------------------------------------------------------------------------------------------------------------
Individual box package                   $2/pc        $2/pc        $2/pc        $2/pc       $2/pc                       $2/pc
-----------------------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT C

       STANDARD TERMS AND CONDITIONS OF SALE ON SALES TO POS'S CUSTOMERS

 1. The standard lead times for shipments after receipt by WADG of customer order ("ARO") shall be as follows:

--------------------------------------------------------------------------------
 Product       Lead Time for Orders of              Lead Time for Orders of 100
               less than 100 units                  or more units
--------------------------------------------------------------------------------
 1100          2 weeks ARO                          12-14 weeks ARO
--------------------------------------------------------------------------------
 1500          2 weeks ARO                          12-14 weeks ARO
--------------------------------------------------------------------------------
 3100          2 weeks ARO                          12-14 weeks ARO
--------------------------------------------------------------------------------
 IPOS          TBD                                  TBD
--------------------------------------------------------------------------------

2. Credit terms - 30 days, subject to WADC Credit Department approval.

3. Warranty - 1 year from the date of shipment to customer in accordance with printed warranty.

4. Shipping method - order specific at customer's expense.

5. Forecasting Process (WADC and POS);

         (a) POS will provide WADC with a rolling 6 month forecast of its anticipated requirements detailed by customer and product. This forecast will be updated and reviewed with WADG on a monthly basis. At this monthly session, the parties will establish and sign off on the net anticipated unit requirements for the next 90 days, in 30 day increments, 60 days of which shall be designated as the "Committed Portion."

         (b) WADC will combine this net customer requirement with the WADC customer forecast, and manage the operations process with the third party contract manufacturer.

         (c)   Liabilities:

               (i) WADC is responsible for managing the operations process and accountable for commitments made in support of the WADC forecast of Product needs.

               (ii) POS is responsible for the Committed Portion of the Product forecast. If POS customer orders are not received by WADC that consume each Committed Portion, and WADC is not able to either defer the delivery of or consume the excess inventory for WADC Customers for any unused Committed Portion during the applicable forecast period, then POS will be responsible to pay to WADC, and WADC will invoice POS a 1% monthly carrying charge for any nonconsumed inventory of a Committed Portion remaining in the WADC inventory, until said Committed Portion is either consumed through sales to POS's customers or directly paid for in full by POS.

                                    Exhibit F

                      Source Code Non-Disclosure Agreement

                            NON TERMINAL SOURCE CODE
                              DISCLOSURE AGREEMENT

Effective Date:
                --------------

     In order to protect certain Confidential Information, Welch Allyn Data Collection, Inc. ("WADC") and the "Participant(s)" identified below, agree that:

1.  Disclosing Party: The party disclosing Confidential Information is: WADC.

2. Representatives: Each party's representative for coordinating disclosure or receipt of Confidential Information is:
WADC:
      -----------------------------
Participant:
             ----------------------

3. Description of Confidential Information: The fact that the parties have entered into this Agreement, or that there is any relationship between the parties, is Confidential Information. In addition, the Confidential Information disclosed under this Agreement is described as follows: All Source Code for any Software and/or Firmware distributed to Participant(s) with Financial Transaction Products.

4. Use of Confidential Information: The party receiving Confidential Information ("Recipient") shall not disclose or make use of the Confidential Information in any way, except for the following purpose: Source Code may be used only as required to enable use of Financial Transaction Products, and Recipient agrees not to otherwise use, disclose, distribute or incorporate all or any part of such Source Code in or with any other work or product.

5. Confidentiality Period: Recipient's duty to protect Confidential Information expires five (5) years from the date of termination of WADC License Agreement with Participant. Recipient agrees to return all Confidential Information to WADC upon written request.

6.  Disclosure Period: This agreement pertains to Confidential
Information described in Paragraph 3 that is disclosed between the Effective Date and the termination of the WADC License Agreement.

7. Standard of Care: Recipient shall protect the disclosed Confidential Information by using the same degree of care, but no less than its best efforts, to prevent the unauthorized use, disclosure, dissemination or publication of the Confidential Information as Recipient uses to protect its own Confidential Information of a like nature. Recipient shall not reproduce, provide, or otherwise make available any Confidential Information to any person other than those of its employees who have a need to know consistent with Recipient's authorized use of such information. Recipient shall not provide access to the Confidential Information to any third parties and shall not remove the Confidential Information from its principal place of business. Recipient agrees that it will take appropriate action by instruction and similar non-disclosure agreements with its employees permitted access to Confidential Information to satisfy its obligations with respect to the use, copying, security, and protection of the Confidential Information.

8. Marking: Recipient's obligations shall only extend to Confidential Information that is described in Paragraph 3 that is: (a) identified as Source Code, (b) marked as confidential at the time of disclosure, or (c) unmarked (e.g., orally disclosed) but identified as confidential at the time of disclosure and is confirmed as Confidential Information in a writing sent to Recipient's representative within thirty days of disclosure.

9. Exclusions: This Agreement imposes no obligation upon Recipient with respect to information that: (a) was rightfully in Recipient's possession before receipt from Disclosing Party; (b) is or becomes public knowledge through no fault of Recipient or Recipient's employees; (c) is rightfully received by Recipient from a third party without restriction and without breach of this Agreement; or (d) is disclosed under operation of law.

10. Warranty: Each Disclosing Party warrants that it has the right to make the disclosures under this Agreement. NO OTHER WARRANTIES, INCLUDING WARRANTIES AGAINST INFRINGEMENT, ARE MADE BY EITHER PARTY UNDER THIS AGREEMENT. ANY INFORMATION EXCHANGED UNDER THIS AGREEMENT IS PROVIDED "AS IS."

11. Rights: Recipient acknowledges that all Confidential Information disclosed by WADC is solely owned by WADC or its suppliers. Neither party acquires any intellectual property rights under this Agreement except the limited rights necessary to carry out the purposes set forth in Paragraph 4. This Agreement shall not restrict reassignment of Recipient's employees.

MISCELLANEOUS.

12. This Agreement imposes no obligation on either party to purchase, sell, license, transfer or otherwise dispose of any technology, services or products.

13. Both parties shall adhere to all applicable laws, regulations, and rules relating to the export of technical data, and shall not export or re-export any technical data, any products received from Discloser, or the direct product of such technical data to any proscribed country listed in such applicable laws, regulations and rules unless properly authorized.

14.  The parties are independent contractors.

15. If this document is transmitted by facsimile, the facsimile version of this, as received, shall constitute the original, and shall be binding on the parties as if it were manually signed. The parties agree that they may trust and rely upon any facsimile version hereof as the signed original.

16. This Agreement embodies the entire understanding between the parties pertaining to the subject matter hereof. Any additions or modifications to this Agreement must be made in writing and must be signed by both parties.

17. This agreement is made under, and shall be construed according to, the substantive laws of the State of New York.

UNDERSTOOD AND AGREED:

WELCH ALLYN DATA COLLECTION, INC.

By:
   ----------------------------------

PARTICIPANT:
            -------------------------

By:
   ----------------------------------
Print

Name, Title:
            -------------------------